================================================================================
                                                                     EXHIBIT 4.2

                                TERMS SUPPLEMENT
                                     TO THE
                               INDENTURE OF TRUST
                          Dated as of October 1, 1999,

                                  by and among

                      STUDENT LOAN FUNDING 1999-A/B TRUST,
                          A Delaware common law trust,

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
         not in its individual capacity, but solely as co-owner eligible lender trustee for the benefit of
                      Student Loan Funding 1999-A/B Trust,

                                       and

                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                              as Indenture Trustee,

                           Dated as of October 1, 1999

                                    Securing

          STUDENT LOAN SENIOR AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                 SERIES 1999A-1, SERIES 1999A-2, SERIES 1999A-3,
                SERIES 1999A-4, SERIES 1999A-5 AND SERIES 1999A-6
                                       and
       STUDENT LOAN SUBORDINATE AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                                 SERIES 1999B-1

                                       OF

                       STUDENT LOAN FUNDING 1999-A/B TRUST

================================================================================

                                TABLE OF CONTENTS


                                                                            Page

                                    ARTICLE I
                                   Definitions
                                   -----------

                                   ARTICLE II
                  Authorization, Terms and Provisions of Notes
                  --------------------------------------------

SECTION 2.01  Authorization of Notes; Notes to Constitute Special Obligations...........................19

SECTION 2.02  Terms of Notes............................................................................19

SECTION 2.03  Determination of Series Interest Rates on the Notes.......................................23
         SECTION 2.03.1  Determination of the Series Interest Rate on the Notes.........................23
                  SECTION 2.03.1.1  Auction Procedures..................................................24
                  SECTION 2.03.1.2  Application of Interest Payments for the Notes......................33
                  SECTION 2.03.1.3  Calculation of Maximum Auction Rate, All Hold Rate, Net Loan
                           Rate, Applicable LIBOR Rate and Non-Payment Rate.............................33
                  SECTION 2.03.1.4  Notification of Rates, Amounts and Payment Dates....................34
                  SECTION 2.03.1.5  Auction Agent.......................................................35
                  SECTION 2.03.1.6.  Broker-Dealers.....................................................36
                  SECTION 2.03.1.7  Changes in Auction Period or Periods................................36
                  SECTION 2.03.1.8  Changes in the Interest Determination Date..........................37
                  SECTION 2.03.1.9  Auction Period Conversions..........................................38
                  SECTION 2.03.1.10  Mandatory Tender and Purchase of  Notes in connection with
                           Auction Period Conversion....................................................40
                  SECTION 2.03.1.11  Remarketing Agent Notes............................................41
         SECTION 2.03.2 Carryover Interest..............................................................42
         SECTION 2.03.3  Additional Provisions Regarding Series Interest Rate...........................43

SECTION 2.04  Forms of Notes and Instructions for Payment...............................................44

                                  ARTICLE III
                            Redemption of the Notes
                            -----------------------

SECTION 3.01  Redemption of Notes in General............................................................45

SECTION 3.02 Optional Redemption of Notes prior to the Legal Final Maturity.............................45

                                   ARTICLE IV
   Disposition of Proceeds of the Notes; Collection Account; Acquisition Fund
   --------------------------------------------------------------------------

SECTION 4.01  Disposition of Proceeds of the Notes......................................................47

SECTION 4.02  Disposition of Collection Account.........................................................47

SECTION 4.03  Disposition of Acquisition Fund...........................................................53

                                  ARTICLE V
                                Miscellaneous
                                -------------


SECTION 5.01  Execution and Delivery of this Terms Supplement...........................................54

SECTION 5.02.  Effect of Terms Supplement on Indenture..................................................54

SECTION 5.03  Execution of Counterparts.................................................................54

SECTION 5.04.  Governing Law............................................................................54


SCHEDULE I                 TERMS OF SENIOR NOTES; TERMS OF SUBORDINATE NOTES

EXHIBIT A         DISTRIBUTION STATEMENT
EXHIBIT B         FORM OF SENIOR NOTE
EXHIBIT C         FORM OF SUBORDINATE NOTE
EXHIBIT D         INSTRUCTION FOR PAYMENT OF INTEREST
EXHIBIT E         NOTICE OF PAYMENT DEFAULT
EXHIBIT F         NOTICE OF CURE OF PAYMENT DEFAULT
EXHIBIT G         NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT
EXHIBIT H         NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT
EXHIBIT I         NOTICE OF CHANGE IN RATE DETERMINATION DATE
EXHIBIT J         NOTICE OF PROPOSED AUCTION PERIOD CONVERSION
EXHIBIT K         NOTICE ESTABLISHING AUCTION PERIOD CONVERSION

                                TERMS SUPPLEMENT


         THIS TERMS SUPPLEMENT, dated as of October 1, 1999 (this "Terms Supplement"), by and among STUDENT LOAN FUNDING 1999-A/B TRUST, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (the "Issuer"), by FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer (the "Co-Owner Trustee"), FIRSTAR BANK, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as the initial eligible lender trustee holding title to the Financed Student Loans on behalf of the Issuer (the "Initial Co-Owner Eligible Lender Trustee"), and FIRSTAR BANK, NATIONAL ASSOCIATION, a national banking association duly organized and existing under the laws of the United States, having its principal corporate trust office in Cincinnati, Ohio (the "Indenture Trustee"), as Indenture Trustee under that certain Indenture of Trust, dated as of October 1, 1999 (as hereafter amended and supplemented by Supplemental Indentures, the "Base Indenture"), among the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee, amends and supplements the Base Indenture (as amended and supplemented by this Terms Supplement, the "Indenture"). Words and terms used as defined words and terms herein and not otherwise defined herein shall have the meanings given them in the Base Indenture. (References to the name "Student Loan Funding 1999-A/B Trust" or to the term "Issuer" in this Terms Supplement, including the Schedules and Exhibits attached hereto and made a part hereof, shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer on behalf of the Issuer.)

                                   WITNESSETH:

                  WHEREAS, Section 2.1 of the Base Indenture provides, among other things, that the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee shall enter into a Terms Supplement thereto for the purposes of (i) authorizing the issuance of a Series of Notes thereunder and
(ii) specifying certain terms of such Notes; and

                  WHEREAS, the Issuer has determined to provide hereunder for the issuance of (i) its Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-1 (the "Series 1999A-1 Notes"), (ii) Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-2 (the "Series 1999A-2 Notes"), (iii) Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-3 (the "Series 1999A-3 Notes"), (iv) Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-4 (the "Series 1999A-4 Notes"),
(v) Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-5 (the "Series 1999A-5 Notes"), (vi) Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-6 (the "Series 1999A-6 Notes" and, together with the Series 1999A-1 Notes, the Series 1999A-2 Notes, the Series 1999A-3 Notes, the Series 1999A-4 Notes and the Series 1999A-5 Notes, the "Series 1999A Notes" or the "Senior Notes"), and (vii) its Student Loan Subordinate Auction Rate Callable Asset-Backed Notes, Series 1999B-1 (the "Series 1999B-1 Notes" or the "Subordinate Notes" and, collectively with the Senior Notes, the "Notes"); and

                  WHEREAS, the Issuer, the Initial Co-Owner Eligible Lender Trustee and the Indenture Trustee desire to execute and deliver this Terms Supplement in order to authorize the issuance of each Series of the Notes and to declare the terms upon which each Series of the Notes will be issued; and

               NOW, THEREFORE, THIS TERMS SUPPLEMENT WITNESSETH:

                  That it is hereby mutually covenanted and agreed that the terms and conditions upon which each Series of the Notes are executed, authenticated, issued, delivered, secured and accepted by all Persons who shall from time to time be or become the Holders thereof, and the trusts and conditions upon which the Trust Estate is to be held and disbursed, are as set forth herein and in the Base Indenture:

                                    ARTICLE I

                                   DEFINITIONS


                  Unless the context shall clearly indicate some other meaning or may otherwise require, the terms defined in this Article I shall, for all purposes of the Base Indenture and of any indenture or other instrument amendatory or supplemental thereto, have the meanings herein specified (terms used herein as defined terms and not defined herein, shall have the meanings ascribed thereto in the Base Indenture):

                  "ALL HOLD RATE" shall mean eighty-five percent (85%) of the Applicable LIBOR Rate.

                  "APPLICABLE LIBOR RATE" shall mean (a) for Auction Periods of 35 days or less, One-Month LIBOR, (b) for Auction Periods of more than 35 days but less than 91 days, Three-Month LIBOR, (c) for Auction Periods of more than 90 days but less than 181 days, Six-Month LIBOR, and (d) for Auction Periods of more than 180 days, One-Year LIBOR. As used in this definition and otherwise herein, the terms "Three-Month LIBOR", "Six-Month LIBOR" or "One-Year LIBOR," means the rate of interest per annum equal to the rate per annum with respect to United States dollar deposits in the London interbank market having a maturity of three months, six months or one year, respectively.

                  "AUCTION" shall mean the implementation of the Auction Procedures on an Interest Determination Date.

                  "AUCTION AGENT" shall mean the Initial Auction Agent unless and until a Substitute Auction Agent Agreement becomes effective, after which the Auction Agent shall mean the Substitute Auction Agent.

                  "AUCTION AGENT AGREEMENT" shall mean the Initial Auction Agent Agreement unless and until a Substitute Auction Agent Agreement is entered into, after which Auction Agent Agreement shall mean such Substitute Auction Agent Agreement.

                  "AUCTION AGENT FEE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "AUCTION AGENT FEE RATE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "AUCTION PERIOD" shall mean with (i) respect to the Series 1999A-1 Notes, a period generally consisting of seven (7) days beginning on a Wednesday and ending on the following Tuesday, as the same may be changed pursuant to Section 2.03.1.7 hereof; (ii) with respect to the Series 1999A-2 Notes, a period generally consisting of seven (7) days beginning on a Thursday and ending on the following Wednesday, as the same may be changed pursuant to
Section 2.03.1.7 hereof; (iii) with respect to the Series 1999A-3 Notes, a period generally consisting of twenty-eight (28) days beginning on a Tuesday and ending on the fourth Monday thereafter, as the same may be changed pursuant to Section 2.03.1.7 hereof; (iv) with respect to the Series 1999A-4 Notes, a period generally consisting of twenty-eight (28) days beginning on a Tuesday and ending on the fourth Monday thereafter, as the same may be changed pursuant to Section 2.03.1.7 hereof; (v) with respect to the Series 1999A-5 Notes, a period generally consisting of twenty-eight (28) days beginning on a Wednesday and ending on the fourth Tuesday thereafter, as the same may be changed pursuant to Section 2.03.1.7 hereof; (vi) with respect to the Series 1999A-6 Notes, a period generally consisting of twenty-eight (28) days beginning on a Friday and ending on the fourth Thursday thereafter, as the same may be changed pursuant to Section 2.03.1.7 hereof; and
(vii) with respect to the Series 1999B-1 Notes, a period generally consisting of twenty-eight (28) days beginning on a Tuesday and ending on the fourth Monday thereafter, as the same may be changed pursuant to Section 2.03.1.7 hereof.

                  "AUCTION PERIOD ADJUSTMENT" shall mean the change, from time to time, in the length of an Auction Period and, specifically, (i) with respect to an Auction Period between seven (7) and ninety-one (91) days, inclusive, from such an Auction Period to any other Auction Period between seven (7) and ninety-one (91) days, inclusive, or (ii) with respect to an Auction Period between ninety-two (92) days and the Legal Final Maturity of a Series of Notes, inclusive, from such an Auction Period to an Auction Period between ninety-two
(92) days and the Legal Final Maturity of a Series of Notes, inclusive, if such latter Auction Period is no more than three (3) months shorter or no more than three (3) months longer than the Auction Period for such series of Notes established either at the initial issuance of such Series of Notes or pursuant to an Auction Period Conversion, whichever has occurred most recently.

                  "AUCTION PERIOD COMMENCEMENT DATE" shall mean the first Business Day following each Interest Determination Date.

                  "AUCTION PERIOD CONVERSION" shall mean with respect to a Series of Notes, the change in the length of an Auction Period (i) from an Auction Period between seven (7) and ninety-one (91) days, inclusive, to an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, (ii) from an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, to an Auction Period between seven (7) and ninety-one (91) days, inclusive, or (iii) from an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, to an Auction Period between ninety-two (92) and the Legal Final Maturity of such Series of Notes, inclusive, if such latter Auction Period is at least three (3) months shorter or at least three (3) months longer than the Auction Period for such Series of Notes established either upon initial issuance of such Series of Notes or pursuant to an Auction Period Conversion, whichever has occurred most recently.

                  "AUCTION PERIOD CONVERSION DATE" shall mean, with respect to a Series of Notes, the date on which an Auction Period Conversion is effective which shall be an Auction Period Distribution Date.

                  "AUCTION PERIOD DISTRIBUTION DATE" shall mean, with respect to a Series of Notes, the Business Day immediately following the expiration of each related Auction Period, commencing on the Initial Distribution Date for each Series of Notes; provided, however, that in connection with any Auction Period Adjustment or Auction Period Conversion, the Auction Period Distribution Date may be changed.

                  "AUCTION PROCEDURES" shall mean the procedures set forth in
Section 2.03.1 hereof and all subsections thereof.

                  "AUCTION RATE" shall mean with respect to the Series Interest Rate on a Series of Notes, the interest rate that results from implementation of the applicable Auction Procedures.

                  "AUTHORIZED DENOMINATIONS" shall mean $50,000 and integral multiples of $50,000 in excess thereof.

                  "BID AUCTION RATE" shall have the meaning described in Section 2.03.1.1(c)(i) hereof.

                  "BIDDER" shall have the meaning set forth in Section 2.03.1.1(a)(i) hereof.

                  "BOOK-ENTRY FORM" or "BOOK-ENTRY SYSTEM" shall mean a form or system under which (i) the beneficial right to principal and interest may be transferred only through a book entry, (ii) physical Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes, Series 1999A-4 Notes, Series 1999A-5 Notes, Series 1999A-6 Notes, Series 1999B-1 Notes or notes in registered form are issued only to a Depository or its nominee as registered owner, with such Notes "immobilized" to the custody of the Depository, and (iii) the book entry is the record that identifies the owners of beneficial interests in that principal and interest and Carryover Interest, if any.

                  "BROKER-DEALER" shall mean Salomon Smith Barney Inc. and Banc of America Securities LLC or any other broker or dealer (each as defined in the Securities Exchange Act of 1934, as amended), commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer set forth in the Auction Procedures that (a) is a Participant (or an affiliate of a Participant), (b) has been appointed as such by the Issuer pursuant to Section
2.03.2.6 hereof, and (c) has entered into a Broker-Dealer Agreement that is in effect on the date of reference.

                  "BROKER-DEALER AGREEMENT" shall mean each agreement between the Auction Agent and a Broker-Dealer, approved by the Issuer, pursuant to which the Broker-Dealer agrees to participate in Auctions as set forth in the Auction Procedures, as from time to time amended or supplemented. Each Broker-Dealer Agreement from and after the effective date of this Indenture shall be substantially in the form of the Broker-Dealer Agreement, dated as of October 1, 1999, between Bankers Trust Company, as Auction Agent, and Salomon Smith Barney, Inc., as Broker-Dealer, and of the Broker-Dealer Agreement, dated as of October 1, 1999, between Bankers Trust Company, as Auction Agent, and Banc of America Securities LLC, as Broker-Dealer.

                  "BROKER-DEALER FEE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "BROKER-DEALER FEE RATE" shall have the meaning set forth in the applicable Auction Agent Agreement.

                  "CALCULATION AGENT" shall mean Salomon Smith Barney, Inc., as Calculation Agent under the Calculation Agent Agreement, or any successor to it as such agent under the Calculation Agent Agreement.

                  "CALCULATION AGENT AGREEMENT" shall mean the Calculation Agent Agreement, dated as of October 1, 1999, among the Issuer, the Calculation Agent and the Indenture Trustee, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof and the Indenture.

                  "CEDEL" shall mean a professional depository incorporated under the laws of Luxembourg which holds securities for its participating organizations and facilitates the clearance and settlement of securities transactions between Cedel Participants through electronic book-entry.

                  "CEDEL PARTICIPANTS" means recognized financial institutions around the world that utilize the services of Cedel, including initial purchasers, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Initial Purchasers.

                  "COLLECTION PERIOD" shall mean (i) initially the period commencing on Date of Issuance and running through and including November 30, 1999, and (ii) thereafter a period of one calendar month commencing and including the date next following the end of the preceding Collection Period.

                  "DATE OF ISSUANCE" shall mean with respect to each Series of the Notes, October 28, 1999, the date of their initial issuance and delivery.

                  "DEPOSITORY" shall mean any securities depository that is a clearing agency under federal law operating and maintaining a Book-Entry System to record beneficial ownership of the right to principal and interest, and to effect transfers of Notes, in Book-Entry Form, and includes and means initially
(i) DTC, if the Notes are offered in the United States, and (ii) Cedel or Euroclear, if the Notes are offered in Europe.

                  "DEPOSITORY PARTICIPANT" shall mean any broker-dealer, bank or other financial institution for which a Depository holds Notes from time to time as securities depository.

                  "DISTRIBUTION DATE" shall mean (i) with respect to each Series of Notes, an Auction Period Distribution Date, (ii) any date on which an Issuer Exchange Payment is due and payable, and (iii) the Legal Final Maturity of each Series of Notes, or if such day is not a Business Day, on the next succeeding Business Day.

                  "DTC" shall mean The Depository Trust Company (a limited purpose trust company), New York, New York.

                  "EUROCLEAR" shall mean Morgan Guaranty Trust Company of New York, Brussels, Belgium office.

                  "EXISTING HOLDER" shall mean, (i) with respect to and for the purpose of dealing with the Auction Agent in connection with the Auction, a Person who is a Broker-Dealer listed in the Existing Holder Registry at the close of business on the Business Day immediately preceding such Auction, and
(ii) with respect to and for the purpose of dealing with the Broker-Dealer in connection with an Auction, a Person who is a beneficial owner of Notes.

                  "EXISTING HOLDER REGISTRY" shall mean the registry of Persons who are holders of Notes maintained by the Auction Agent as provided in the Auction Agent Agreement.

                  "FORMULA RATE" shall mean, (i) with respect to the Series 1999A-1 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, (ii) with respect to the Series 1999A-2 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, (iii) with respect to the Series 1999A-3 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, (iv) with respect to the Series 1999A-4 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, (v) with respect to the Series 1999A-5 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, (vi) with respect to the Series 1999A-6 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%, and (vii) with respect to the Series 1999B-1 Notes, the lesser of the Auction Rate for such Interest Accrual Period and 17%.

                  "INDIRECT PARTICIPANT" shall mean any Person which has indirect access to a Clearing Agency, such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

                  "INITIAL AUCTION AGENT" shall mean Bankers Trust Company, New York, New York, its successors and assigns.

                  "INITIAL AUCTION AGENT AGREEMENT" shall mean the Auction Agent Agreement, dated as of October 1, 1999, by and among the Issuer, the Indenture Trustee and the Initial Auction Agent, including any amendment thereof or supplement thereto, relating to the Notes.

                  "INITIAL DISTRIBUTION DATE" shall mean, (i) as to the Series 1999A-1 Notes, November 10, 1999, (ii) as to the Series 1999A-2 Notes, November 12, 1999, (iii) as to the Series 1999A-3 Notes, November 23, 1999, (iv) as to the Series 1999A-4 Notes, December 14, 1999, (v) as to the Series 1999A-5 Notes, January 19, 2000, (vi) as to the Series 1999A-6 Notes, January 21, 2000, and (vii) as to the Series 1999B-1 Notes, November 23, 1999.

                  "INITIAL INTEREST DETERMINATION DATE" shall mean (i) as to the Series 1999A-1 Notes, November 9, 1999, (ii) as to the Series 1999A-2 Notes, November 10, 1999, (iii) as to the

Series 1999A-3 Notes, November 22, 1999, (iv) as to the Series 1999A-4 Notes, December 13, 1999, (v) as to the Series 1999A-5 Notes, January 18, 2000, (vi) as to the Series 1999A-6 Notes, January 20, 2000, and (vii) as to the Series 1999B-1 Notes, November 22, 1999.

                  "INTEREST ACCRUAL PERIOD" shall mean with respect to each Series of Notes, the period of time in which interest may accrue commencing initially on the Date of Issuance for such Series of Notes and ending on the day before the Initial Distribution Date for each Series and thereafter commencing on each Auction Period Distribution Date for such Series of Notes and ending on the day before the next Auction Period Distribution Date for such Series.

                  "INTEREST DETERMINATION DATE" shall mean (i) the Initial Interest Determination Date and thereafter (ii) the Business Day on which the Auction Rate is determined by an Auction and that immediately precedes the first day of each Interest Accrual Period, other than (1) an Interest Accrual Period which commences on an Auction Period Conversion Date or an Auction Period Adjustment Date; (2) each Interest Accrual Period commencing after the ownership of the Notes is no longer maintained in Book-Entry Form; (3) each Interest Accrual Period commencing after the occurrence and during the continuance of a Payment Default; provided, however, that if such day is not a Business Day, then the next preceding Business Day.

                  "LEGAL FINAL MATURITY" shall mean with respect to (i) the Series 1999A-1 Notes, December 1, 2020, (ii) the Series 1999A-2 Notes, December 1, 2020; (iii) the Series 1999A-3 Notes, December 1, 2020; (iv) the Series 1999A-4 Notes, December 1, 2020; (v) the Series 1999A-5 Notes, December 1, 2020;
(vi) the Series 1999A-6 Notes, December 1, 2020; and (vii) the Series 1999B-1 Notes, December 1, 2027.

                  "LIBOR" shall mean, the rate of interest per annum equal to the rate per annum at which United States dollar deposits having a particular maturity are offered to prime banks in the London interbank market which appears on the Telerate Page 3750 as of approximately 11:00 a.m., Greenwich Mean time, on the Interest Determination Date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis on the Reuters Screen LIBOR Page. If at least two such quotations appear, LIBOR shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of such offered rates. If fewer than two such quotes appear, LIBOR with respect to an Interest Accrual Period will be determined at approximately 11:00 a.m., London time, on such applicable Interest Determination Date on the basis of the rate at which deposits in United States dollars having such particular maturity are offered to prime banks in the London interbank market by four major banks in the London interbank market selected by the Calculation Agent and in a principal amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time. The Calculation Agent will request the principal London office of each of such banks to provide a quotation of its rate. If at least two quotations are provided, LIBOR shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of such offered rates. If fewer than two quotations are provided, LIBOR with respect to such Interest Accrual Period shall be the arithmetic mean (rounded to the nearest one-hundredth of one percent (.01%)) of the rates quoted at approximately 11:00 a.m., New York City time on such applicable Interest Determination Date by three major banks in New York, New York selected by the Calculation Agent for loans in United States dollars to leading European banks having such particular maturity and in a principal amount equal to an amount of not less than U.S. $1,000,000 and that is representative for a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, LIBOR in effect for the applicable Interest Accrual Period shall be LIBOR in effect for the immediately preceding Interest Accrual Period.

                  "LONDON BANKING DAY" shall mean any business day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "MAXIMUM AUCTION RATE" shall mean (i) prior to an Auction Period Conversion, (a) the Applicable LIBOR Rate plus 1.50% (if both of the ratings assigned by the Rating Agencies to the applicable Series of Notes are "Aa3," "AA-" or better) or (b) the Applicable LIBOR Rate plus 2.50% (if any one of the ratings assigned by Rating Agencies to the applicable Series of Notes is less than "Aa3" or "AA-" but at least "A") or (c) the Applicable LIBOR Rate plus 3.50% (if any one of the ratings assigned by the Ratings Agencies to the applicable Series of Notes is less than "A") and (ii) after an Auction Period Conversion, the rate set forth in the Supplemental Indenture executed in connection with the Auction Period Conversion. For purposes of the Auction Agent and the Auction Procedures, the ratings referred to in this definition shall be the last ratings of which the Auction Agent has been given notice pursuant to the Auction Agent Agreement.

                  "NET LOAN RATE" shall mean with respect to any Interest Accrual Period for a Series of the Notes, the annualized percentage rate determined by the Administrator on each Interest Determination Date by multiplying (a) the ratio of 360 to the actual number of days in such Interest Accrual Period, and (b) the ratio of (i) Expected Interest Collections for the applicable Collection Period less Program Operating Expenses with respect to such Collection Period, to (ii) the Pool Balance as of the first day of such Collection Period. In calculating the Net Loan Rate, the applicable Collection Period for the Notes is the second preceding Collection Period prior to the applicable Auction Period Distribution Date.

                  "NON-PAYMENT RATE" on any date of determination, shall mean
(a) prior to an Auction Period Conversion, One-Month LIBOR plus 1.50% and (b) after an Auction Period Conversion, the interest rate per annum set forth in the definition thereof in the Supplemental Indenture executed in connection with the Auction Period Conversion.

                  "NOTICE OF FEE CHANGE" shall mean a notice of a change in the Auction Agent Fee Rate or the Broker-Dealer Fee Rate substantially in the form of Exhibit D to the applicable Auction Agent Agreement.

                  "ONE-MONTH LIBOR" shall mean LIBOR with respect to U.S. denominated deposits having a maturity of one (1) month.

                  "PARITY PERCENTAGE" shall have the meaning given such term in the Base Indenture.

                  "PARITY PERCENTAGE PAYMENT" shall mean those principal amounts required to be paid on the Notes pursuant to Section 4.02 hereof until the Parity Percentage is 101%.

                  "PARTICIPANT" shall mean a Person who is a participant in or member of the Depository, as determined by the rules or bylaws of the Depository.

                  "PAYMENT DEFAULT" shall mean (a) a default in the due and punctual payment of any installment of interest on a Series of Notes or (b) a default in the due and punctual payment of any interest on and principal of a Series of Notes at their Legal Final Maturity.

                  "POTENTIAL HOLDER" shall mean any Person (including an Existing Holder that is (i) a Broker-Dealer when dealing with the Auction Agent and (ii) a potential beneficial owner when dealing with a Broker-Dealer), who may be interested in acquiring Notes (or, in the case of an Existing Holder thereof, an additional principal amount of Notes).

                  "PROGRAM EXPENSE REQUIREMENT" shall have the meaning given such term in the Base Indenture.

                  "RECORD DATE" shall mean the Business Day immediately preceding an Auction Period Distribution Date.

                  "REMARKETING AGENT" shall mean the remarketing agent under the remarketing agreement related to the Notes, or any successor to it as such agent.

                  "REMARKETING AGREEMENT" shall mean a remarketing agreement among the Issuer, the Remarketing Agent and the Indenture Trustee, or any similar agreement hereafter entered into by the Issuer with respect to the Notes, in each case as originally executed and as from time to time amended or supplemented in accordance with the terms thereof and with this Indenture.

                  "SENIOR NOTES" shall mean the Series 1999A Notes.

                  "SENIOR PARITY PERCENTAGE" shall have the meaning given such term in the Base Indenture.

                  "SERIES 1999A NOTEHOLDERS" shall mean, collectively, the Series 1999A-1 Noteholders, the Series 1999A-2 Noteholders, the Series 1999A-3 Noteholders, the Series 1999A-4 Noteholders, the Series 1999A-5 Noteholders and the Series 1999A-6 Noteholders.

                  "SERIES 1999A NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Auction Period Distribution Date for a Series of Series 1999A Notes, the Series 1999A Principal Distribution Amount for such Auction Period Distribution Date plus the Series 1999A Principal Shortfall as of the close of the preceding Auction Period Distribution Date; provided that the Series 1999A Noteholders' Principal Distribution Amount will not exceed the outstanding principal balance of the Series 1999A Notes. In addition, (i) on the Legal Final Maturity of the Series 1999A-1 Notes, the principal required to be distributed to the Series 1999A-1 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-1 Notes to zero,
(ii) on the Legal Final Maturity of the Series

1999A-2 Notes, the principal required to be distributed to the Series 1999A-2 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-2 Notes to zero, (iii) on the Legal Final Maturity of the Series 1999A-3 Notes, the principal required to be distributed to the Series 1999A-3 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-3 Notes to zero, (iv) on the Legal Final Maturity of the Series 1999A-4 Notes, the principal required to be distributed to the Series 1999A-4 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-4 Notes to zero,
(v) on the Legal Final Maturity of the Series 1999A-5 Notes, the principal required to be distributed to the Series 1999A-5 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-5 Notes to zero and (vi) on the Legal Final Maturity of the Series 1999A-6 Notes, the principal required to be distributed to the Series 1999A-6 Noteholders will include the amount required to reduce the outstanding principal balance of the Series 1999A-6 Notes to zero.

                  "SERIES 1999A NOTES" shall mean, collectively, the Series 1999A-1 Notes, the Series 1999A-2 Notes, the Series 1999A-3 Notes, the Series 1999A-4 Notes, the Series 1999A-5 Notes and the Series 1999A-6 Notes.

                  "SERIES 1999A PRINCIPAL DISTRIBUTION AMOUNT" shall be equal to
(i) with respect to the Series 1999A-1 Notes an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of a calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month, (ii) with respect to the Series 1999A-2 Notes on and after the date on which the principal balance of the Series 1999A-1 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of a calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month, (iii) with respect to the Series 1999A-3 Notes on and after the date on which the principal balance of the Series 1999A-1 Notes and Series 1999A-2 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of a calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month, (iv) with respect to the Series 1999A-4 Notes on and after the date on which the principal balance of the Series 1999A-1 Notes, Series 1999A-2 Notes and Series 1999A-3 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of a calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month, (v) with respect to the Series 1999A-5 Notes on and after the date on which the principal balance of the Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes and Series 1999A-4 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of a calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month and (vi) with respect to the Series 1999A-6 Notes on and after the date on which the principal balance of the Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes, Series 1999A-4 Notes and Series 1999A-5 Notes has been paid in full, an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of a calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month.

                  "SERIES 1999A PRINCIPAL SHORTFALL" shall mean, as of the first Business Day of each calendar month, the excess of (i) the Series 1999A Principal Distribution Amount on an applicable Auction Period Distribution Date over (ii) the amount of principal actually to be distributed to the Series 1999A Noteholders on such Auction Period Distribution Date.

                  "SERIES 1999A-1 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999A-1 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999A-1 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-1 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999A-1 NOTEHOLDERS" shall mean the Holders of the Series 1999A-1 Notes.

                  "SERIES 1999A-1 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-1 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-1 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and
(ii) the Series 1999A-1 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999A-1 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-1 Notes.

                  "SERIES 1999A-1 NOTES" shall mean the Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-1, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999A-2 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999A-2 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999A-2 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-2 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999A-2 NOTEHOLDERS" shall mean the Holders of the Series 1999A-2 Notes.

                  "SERIES 1999A-2 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-2 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-2 Notes on such preceding

Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-2 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999A-2 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-2 Notes.

                  "SERIES 1999A-2 NOTES" shall mean the Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-2, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999A-3 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999A-3 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999A-3 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-3 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999A-3 NOTEHOLDERS" shall mean the Holders of the Series 1999A-3 Notes.

                  "SERIES 1999A-3 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-3 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-3 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-3 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999A-3 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-3 Notes.

                  "SERIES 1999A-3 NOTES" shall mean the Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-3, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999A-4 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999A-4 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999A-4 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-4 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999A-4 NOTEHOLDERS" shall mean the Holders of the Series 1999A-4 Notes.

                  "SERIES 1999A-4 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-4 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-4 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-4 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999A-4 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-4 Notes.

                  "SERIES 1999A-4 NOTES" shall mean the Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-4, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999A-5 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999A-5 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999A-5 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-5 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999A-5 NOTEHOLDERS" shall mean the Holders of the Series 1999A-5 Notes.

                  "SERIES 1999A-5 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-5 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-5 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-5 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999A-5 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-5 Notes.

                  "SERIES 1999A-5 NOTES" shall mean the Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-5, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999A-6 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999A-6 Noteholders' Interest Distribution

Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999A-6 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999A-6 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999A-6 NOTEHOLDERS" shall mean the Holders of the Series 1999A-6 Notes.

                  "SERIES 1999A-6 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999A-6 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999A-6 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1999A-6 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999A-6 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999A-6 Notes.

                  "SERIES 1999A-6 NOTES" shall mean the Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-6, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999B-1 INTEREST SHORTFALL" shall mean, with respect to any Auction Period Distribution Date, the excess of (i) the Series 1999B-1 Noteholders' Interest Distribution Amount on the preceding Auction Period Distribution Date over (ii) the amount of interest actually distributed to the Series 1999B-1 Noteholders on such preceding Auction Period Distribution Date, plus interest on the amount of such excess interest due to the Series 1999B-1 Noteholders, to the extent permitted by law, at the related Series Interest Rate from such preceding Auction Period Distribution Date to the current Auction Period Distribution Date.

                  "SERIES 1999B-1 NOTEHOLDERS" shall mean the Holders of the Series 1999B-1 Notes.

                  "SERIES 1999B-1 NOTEHOLDERS' INTEREST DISTRIBUTION AMOUNT" shall mean, with respect to any Auction Period Distribution Date, the sum of (i) the amount of interest accrued at the related Series Interest Rate for the related Interest Accrual Period on the aggregate outstanding principal balance of the Series 1999B-1 Notes on the immediately preceding Auction Period Distribution Date after giving effect to all principal distributions to Holders of Series 1999B-1 Notes on such preceding Auction Period Distribution Date (or, in the case of the first Auction Period Distribution Date, on the Date of Issuance) and (ii) the Series 1999B-1 Interest Shortfall for such Auction Period Distribution Date; provided that the Series 1999B-1 Noteholders' Interest Distribution Amount will not include any Carryover Interest on the Series 1999B-1 Notes.

                  "SERIES 1999B-1 NOTEHOLDERS' PRINCIPAL DISTRIBUTION AMOUNT" shall mean, with respect to any Auction Period Distribution Date, the Series 1999B-1 Principal Distribution Amount for such Auction Period Distribution Date plus the Series 1999B-1 Principal Shortfall as of the close of the preceding Auction Period Distribution Date; provided that the Series 1999B-1 Noteholders' Principal Distribution Amount shall not exceed the outstanding principal balance of the Series 1999B-1 Notes . In addition, on the Legal Final Maturity of the Series 1999B-1 Notes, the principal required to be distributed to the Series 1999B-1 Noteholders shall include the amount required to reduce the outstanding principal balance on the Series 1999B-1 Notes to zero.

                  "SERIES 1999B-1 NOTES" shall mean the Student Loan Subordinate Auction Rate Callable Asset-Backed Notes, Series 1999B-1, of the Issuer issued and Outstanding under the Indenture.

                  "SERIES 1999B-1 PRINCIPAL DISTRIBUTION AMOUNT" shall mean (i) while the Series 1999A Notes are then Outstanding, on the first Business Day of a calendar month an amount equal to the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of such calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month, but only to the extent that after the payment of principal of the Series 1999B-1 Notes, the Senior Parity Percentage is no less than 109%, the Parity Percentage is no less than 101% and the aggregate principal amount of Series 1999B-1 Notes that remain Outstanding is not less than 5.75% of the aggregate principal amount of all Notes that remain Outstanding hereunder following such payment of principal on the Series 1999B-1 Notes, and (ii) on the first Business Day of a calendar month on and after which the principal balance of the Series 1999A Notes has been paid in full the decline in the Pool Balance between the end of the third Collection Period preceding the first Business Day of such calendar month and the end of the second Collection Period preceding the first Business Day of such calendar month (reduced with respect to the first Auction Period Distribution Date on which principal is to be paid on the Series 1999B-1 Notes by the Series 1999A Noteholders' Principal Distribution Amount on such Auction Period Distribution
Date).

                  "SERIES 1999B-1 PRINCIPAL SHORTFALL" shall mean, as of the first Business Day of each calendar month on and after which the principal balance of the Series 1999A Notes has been paid, the excess of (i) the Series 1999B-1 Principal Distribution Amount on an applicable Auction Period Distribution Date over (ii) the amount of principal actually distributed to the Series 1999B-1 Noteholders on such Auction Period Distribution Date.

                  "SUBMISSION DEADLINE" shall mean 12:30 p.m., eastern time, on any Interest Determination Date or such other time on any Interest Determination Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                  "SUBMITTED BID" shall have the meaning set forth in Section 2.03.1.1(c)(i) hereof.

                  "SUBMITTED HOLD ORDER" shall have the meaning set forth in
Section 2.03.1.1(c)(i).

                  "SUBMITTED ORDER" shall have the meaning set forth in Section 2.03.1.1(c)(i).

                  "SUBMITTED SELL ORDER" shall have the meaning set forth in
Section 2.3.1.1(c)(i).

                  "SUBORDINATE NOTES" shall mean the Series 1999B-1 Notes.

                  "SUBSTITUTE AUCTION AGENT" shall mean a Person having the qualifications required by Section 2.03.1.5 of this Indenture with whom the Indenture Trustee and the Issuer enter into a Substitute Auction Agent Agreement.

                  "SUBSTITUTE AUCTION AGENT AGREEMENT" shall mean an auction agent agreement containing terms substantially similar to the terms of the Initial Auction Agent Agreement, whereby a Substitute Auction Agent agrees with the Indenture Trustee and the Issuer to perform the duties of the Auction Agent under this Indenture.

                  "TELERATE PAGE 3750" shall mean the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

                                   ARTICLE II

                  AUTHORIZATION, TERMS AND PROVISIONS OF NOTES


                  SECTION 2.01 AUTHORIZATION OF NOTES; NOTES TO CONSTITUTE SPECIAL OBLIGATIONS There is hereby authorized the borrowing of funds, and to evidence such borrowing there is authorized the issuance of Notes of the Issuer in the following aggregate principal amounts and Series: (i) Seventy-Five Million Dollars ($75,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-1" (herein referred to as the "Series 1999A-1 Notes"); (ii) Seventy-Five Million Dollars ($75,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-2" (herein referred to as the "Series 1999A-2 Notes"); (iii) Seventy-Five Million Dollars ($75,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-3" (herein referred to as the "Series 1999A-3 Notes"); (iv) One Hundred Million Dollars ($100,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-4" (herein referred to as the "Series 1999A-4 Notes"); (v) Seventy-Five Million Dollars ($75,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-5" (herein referred to as the "Series 1999A-5 Notes"); (vi) Ninety-Five Million Dollars ($95,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-6" (herein referred to as the "Series 1999A-6 Notes" and together with the Series 1999A-1 Notes, the Series 1999A-2 Notes, the Series 1999A-3 Notes, the Series 1999A-4 Notes and the Series 1999A-5 Notes, the "Senior Notes" or the "Series 1999A Notes"); and (vii) Thirty Million Dollars ($30,000,000) designated "Student Loan Funding 1999-A/B Trust Student Loan Subordinate Auction Rate Callable Asset-Backed Notes, Series 1999B-1" (herein referred to as the "Subordinate Notes" or the "Series 1999B-1 Notes" and, collectively with the Senior Notes, the "Notes").

                  SECTION 2.02      TERMS OF NOTES

                  (a) TERMS OF NOTES GENERALLY. Payments of principal of and interest on each Note shall be made by the Indenture Trustee from its principal corporate trust office in Cincinnati, Ohio in lawful money of the United States, and payment of interest on each Note shall, if the Holder thereof is the registered owner of $1,000,000 or more in aggregate principal amount of Notes, be made by the deposit or wiring of immediately available funds to the credit of an account specified by such Holder in duly executed instructions, with signature guaranteed in a manner satisfactory to the Indenture Trustee, in the form set forth in Exhibit D hereto delivered to the Indenture Trustee no less than ten (10) Business Days prior to the date such payment is to be made. If such instructions are not delivered to the Indenture Trustee in accordance with the immediately preceding sentence and except as otherwise provided for when Notes are registered in the name of the Depository or its nominee, payment of interest shall be made by check mailed to such Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to Section
2.4 of the Base Indenture. Each payment of principal and interest and Carryover Interest, if any, on each Note of a Series shall be accompanied by the CUSIP number, if any, of the Note of such Series to which such payment relates.

                  Notwithstanding the foregoing and except as otherwise provided for when Notes are registered in the name of the Depository or its nominee, no payment of principal shall be made on any Note unless and until such Note is tendered to the Indenture Trustee for cancellation; and no payment of interest or Carryover Interest shall be made on any Note except to the Person whose name appears on the books of registry maintained by the Indenture Trustee as the registered Holder thereof as of the close of business on the Record Date.

                  If and as long as a Book-Entry System is utilized, (i) the Notes shall be issued in the form of one fully registered Note for each Legal Final Maturity within each Series of Notes or otherwise as may be required or requested by the Depository and agreed to by the Issuer, registered in the name of the Depository or its nominee, as registered owner, and immobilized in the custody of the Depository; (ii) (a) the principal of the Notes shall be payable in same day or federal funds delivered or transmitted to the Depository or its nominee on the Legal Final Maturity or such other date as principal is payable hereunder and (b) interest on the Notes shall be payable in same day or federal funds delivered to the Depository or its nominee on the applicable Auction Period Distribution Date; (iii) the beneficial owners in Book-Entry Form shall have no right to receive Notes in the form of physical securities or certificates; (iv) ownership of beneficial interests in Book-Entry Form shall be shown by a book entry on the system maintained and operated by the Depository and its Participants, and transfers of the ownership of beneficial interests shall be made only by book entry by the Depository and its Participants; and (v) the Notes as such shall not be transferable or exchangeable, except for transfer to another Depository or to another nominee of a Depository, without further action by the Issuer.

                  As long as the Notes are held by a Depository in a Book-Entry System, the Indenture Trustee shall send any notice of redemption only to the Depository. In the event that the Indenture Trustee gives notice of redemption to the Depository, such notice shall initiate the Depository's standard redemption process.

                  If any Depository determines not to continue to act as a Depository for the Notes for use in a Book-Entry System, the Authorized Officer may attempt to have established a securities depository/book-entry relationship with another qualified Depository. If (i) the Issuer advises the Indenture Trustee in writing the a Depository is no longer willing or able to discharge properly its responsibilities as Depository with respect to the Notes, and the Issuer is unable to locate a qualified successor, (ii) the Issuer, at its option, advises the Indenture Trustee in writing that it elects to terminate the Book-Entry System through a Depository, or (iii) after the occurrence of an Event of Default, Noteholders representing not less than 50% of the Outstanding principal balance of the Directing Notes advise the Indenture Trustee and the Depository in writing that the continuation of a Book-Entry System through a Depository is no longer in the best interest of the Noteholders, the Indenture Trustee shall permit withdrawal of the Notes from the Depository or its nominee, all at the cost and expense (including any costs of printing), if the event is not the result of Issuer action or inaction, of those Persons requesting such issuance. Note certificates authenticated and delivered pursuant to this paragraph shall be in Authorized Denominations.

                  With respect to the Notes registered in the name of Cede & Co., as nominee of DTC, or in the name of any successor Depository or its nominee, the Issuer and the Indenture Trustee shall have no responsibility or obligation to any Depository Participant or to any Indirect Participant. Without limiting the generality of the immediately preceding sentence, the Issuer and the Indenture Trustee shall have no responsibility or obligation with respect to
(i) the accuracy of the records of DTC, Cede & Co., any other Depository, its nominee, or any Depository Participant with respect to any ownership interest in the Notes, (ii) the delivery to any Depository Participant or any Indirect Participant or any other Person, other than a Holder of a Note, of any notice with respect to the Notes, including any notice of redemption, or (iii) the payment to any Depository Participant or any Indirect Participant or any other Person, other than a Holder of a Note, of any amount with respect to principal of or interest on the Notes.

                  For as long as the Notes are in Book-Entry Form, the notice, tender and delivery procedures of DTC, or any other Depository to which the Notes are transferred, shall be applicable. Whenever during the term of the Notes the beneficial ownership thereof is determined by a book-entry at DTC, the requirements of the Indenture of holding, delivering, surrendering or transferring Notes shall be deemed modified to require the appropriate person to meet the requirements of DTC as to registering, holding, surrendering or transferring the book-entry to produce the same effect.

                  (b) TERMS OF SENIOR NOTES GENERALLY. The Senior Notes shall be initially issued in fully registered form in substantially the form set forth in Exhibit B hereof. The Senior Notes may be issued only in Authorized Denominations. The Senior Notes initially issued hereunder shall be dated their Date of Issuance, and each Series of such Senior Notes shall mature on the respective Legal Final Maturity for such Series. The Senior Notes shall be subject to redemption prior to their respective Legal Final Maturity as provided in Article III hereof. The Senior Notes of each Series shall be numbered in consecutive numerical order as set forth in Schedule I attached hereto.

                  The Senior Notes shall be issued to a Depository for use in a Book-Entry System in accordance with the provisions of the Indenture. The Authorized Officer, on behalf of the Issuer and to the extent necessary or required, shall enter into any agreements determined necessary in connection with the registration, authentication, immobilization, and transfer of the Senior Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof will not endanger the funds or securities of the Issuer.

                  Each Senior Note of a Series shall be payable on its respective Legal Final Maturity and shall bear interest for each Interest Accrual Period at the Series Interest Rate determined in accordance with the procedures and subject to the limitations set forth in Section 2.03 hereof. Interest at such Series Interest Rate shall accrue during each Interest Accrual Period on the principal balance of each Series of Senior Notes Outstanding until such Series of Senior Notes has been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the date thereof or the most recent applicable Auction Period Distribution Date to which interest has been paid or duly provided for until paid, subject, however, to the provisions of Section 2.03 hereof. Each Senior Note of a Series shall initially bear interest at the rate of interest per annum set forth in Schedule I attached hereto. Interest on each Senior Note shall be paid on each applicable Auction Period Distribution Date to the extent of interest accrued on the principal then being paid or redeemed to the Holders of such Senior Notes as of the Record Date. Interest accrued as of any applicable Auction Period Distribution Date on the Senior Notes of a Series but not paid on such Auction Period Distribution Date shall be payable on the succeeding applicable Auction Period Distribution Date, together with interest thereon at the applicable Series Interest Rate. If on any Auction Period Distribution Date, Available Funds are insufficient to pay all interest accrued and payable on the Senior Notes of such Series on such Date, interest shall be paid from such Available Funds pro rata to the Holders of each such Series of Senior Notes Outstanding.

                  (c) TERMS OF SUBORDINATE NOTES GENERALLY. The Subordinate Notes shall be initially issued in fully registered form in substantially the form set forth in Exhibit C hereof. The Subordinate Notes shall be issued only in Authorized Denominations. The Subordinate Notes issued hereunder shall be dated their Date of Issuance and shall mature on the Legal Final Maturity. The Subordinate Notes shall be subject to redemption prior to their respective Legal Final Maturity as provided in Article III hereof. The Subordinate Notes shall be numbered in consecutive numerical order as set forth in Schedule I hereto.

                  The Subordinate Notes shall be issued to a Depository for use in a Book-Entry System in accordance with the provisions of the Indenture. The Authorized Officer, on behalf of the Issuer and to the extent necessary or required, shall enter into any agreements determined necessary in connection with the registration, authentication, immobilization, and transfer of the Subordinate Notes, including arrangements for the payment of principal and interest by wire transfer, after determining that the execution thereof will not endanger the funds or securities of the Issuer.

                  The Subordinate Notes shall be payable on their Legal Final Maturity and shall bear interest for each Interest Accrual Period at the Series Interest Rate determined in accordance with the procedures, subject to the limitations set forth in Section 2.03 hereof. Interest shall accrue during each Interest Accrual Period on the principal balance of the Subordinate Notes Outstanding until such Subordinate Notes have been paid in full or payment has been duly provided for, as the case may be, and shall accrue from the later of the date thereof or the most recent applicable Auction Period Distribution Date to which interest has been paid or duly provided for until paid, subject, however, to the provisions of Section 2.03 hereof. Each Subordinate Note shall bear interest at the rate of interest per annum set forth in Schedule I attached hereto. Interest accrued as of any applicable Auction Period Distribution Date on the Subordinate Notes but not paid on such Auction Period Distribution Date shall be payable on the next succeeding applicable Auction Period Distribution Date, together with interest thereon at the applicable Series Interest Rate. If on any Auction Period Distribution Date, Available Funds are insufficient to pay all interest accrued and payable on the Subordinate Notes on such Date, interest will be paid from such Available Funds pro rata to the Holders of the Subordinate Notes Outstanding.

                  The Indenture Trustee shall make available to each Holder or owner of a beneficial interest in a Series of Notes via telephone information concerning the Series Interest

Rate applicable to the Notes of each Series. The Indenture Trustee shall make such information available to such Holders between the hours of 9 a.m. and 5 p.m. Eastern time on any day on which the principal corporate trust office of the Indenture Trustee is open for business.

                  SECTION 2.03 DETERMINATION OF SERIES INTEREST RATES ON THE NOTES.

                  SECTION 2.03.1 DETERMINATION OF THE SERIES INTEREST RATE ON THE NOTES. Until an Auction Period Adjustment or Auction Period Conversion and subject to the Net Loan Rate, the Notes shall bear interest at a Series Interest Rate based on the appropriate Auction Period, as determined pursuant to Section
2.03.1 hereof and the subsections thereunder.

                  For the Notes during each Interest Accrual Period, interest at the applicable Series Interest Rate shall accrue daily and shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days.

                  The Series Interest Rate to be borne by each Series of Notes after the initial Interest Accrual Period shall be determined by the Auction Agent, which Series Interest Rate shall be the Formula Rate, as hereinafter described and subject to the limitation of the Net Loan Rate, as hereinafter described. Each Auction Period shall commence on and include the first day of such Interest Accrual Period and end on and include the immediately succeeding Interest Determination Date. The Series Interest Rate on each Series of Notes for each Auction Period shall be the lesser of the (i) Net Loan Rate in effect for such Auction Period and (ii) the Formula Rate in effect for such Auction Period; provided that if, on any Interest Determination Date, an Auction is not held for any reason, then the Series Interest Rate on the Notes for the next succeeding Auction Period shall be the Net Loan Rate.

                  Notwithstanding the foregoing:

                                    (A) if the ownership of Notes is no longer
maintained in Book-entry Form, the Auction Rate on such Notes for any Auction Period commencing after the delivery of certificates representing such series pursuant to Section 2.3 of the Base Indenture shall equal the lesser of (i) the Maximum Auction Rate and (ii) the Net Loan Rate on the Business Day immediately preceding the first day of such subsequent Auction Period; or

                                    (B) if a Payment Default shall have
occurred, the Auction Rate on the Notes for the Auction Period commencing on or immediately after such Payment Default, and for each Auction Period thereafter, to and including the Auction Period, if any, during which, or commencing less than two Business Days after, such Payment Default is cured in accordance with this Indenture, shall be the Non-Payment Rate on the first day of each such Auction Period; or

                                    (C) the Auction Rate for an Auction Period
that commences on an Auction Period Conversion Date will be equal to the lesser of (i) the interest rate necessary to enable the Auction Agent to sell all of such Notes at par plus accrued interest to the Auction Period Conversion Date or
(ii) the Maximum Auction Rate as of the Auction Period Conversion Date, subject to the Net Loan Rate.

                  In accordance with Section 2.03.1.1(c)(ii) hereof, the Auction Agent shall promptly give written notice to the Indenture Trustee and the Issuer of each Series Interest Rate (unless the Series Interest Rate is the Non-Payment Rate in which case the Indenture Trustee will determine the Non-Payment Rate and give written notice thereof to the Issuer) and either the Auction Rate or the Net Loan Rate, as the case may be, when such rate is not the Series Interest Rate, applicable to the Notes. The Indenture Trustee shall notify the Holders of Notes of the Series Interest Rate applicable to the Notes for each Auction Period on the second Business Day of such Auction Period.

                  In the event that there are fewer than three (3) Business Days in any week during which the Auction Period for the Notes would otherwise be scheduled to expire, the expiration date and the Auction Period Distribution Date for such Auction Period then in effect, and the Interest Determination Date and commencement date for the immediately following Auction Period for the Notes, may be adjusted to fall on such dates as the Calculation Agent, with the consent of the Issuer, may determine to be appropriate under such circumstances. The Calculation Agent will promptly notify the Indenture Trustee and the Auction Agent in writing of any such determination. The Indenture Trustee, upon receipt of such notice, will immediately give written notification of such determination to the Holders of the Notes.

                  Notwithstanding any other provision of the Notes or this Indenture and except for interest payable at the Non-Payment Rate in connection with the occurrence of a Payment Default, interest payable on the Notes for an Auction Period shall never exceed for such Auction Period the amount of interest payable at the Net Loan Rate in effect for such Auction Period.

                  In the event that the Auction Agent no longer determines, or fails to determine, when required, the Series Interest Rate with respect to each series of Notes, or, if for any reason such manner of determination shall be held to be invalid or unenforceable, the Series Interest Rate for the next succeeding Interest Accrual Period, which period shall be an Auction Period, for each Series of Notes shall be the Net Loan Rate as determined by the Administrator for such next succeeding Auction Period, and if the Administrator shall fail or refuse to determine said Net Loan Rate, the Net Loan Rate shall be determined by a securities dealer appointed by the Issuer and capable, in the reasonable judgment of the Issuer, of making such a determination in accordance with the provisions hereof, and written notice of such determination shall be given by such securities dealer to the Indenture Trustee.

                  SECTION 2.03.1.1 AUCTION PROCEDURES.

                  By purchasing Notes, whether in an Auction or otherwise, each purchaser of the Notes, or its Broker-Dealer, must agree and shall be deemed by such purchase to have agreed (i) to participate in Auctions on the terms described herein, (ii) to have its beneficial ownership of the Notes maintained at all times in Book-Entry Form for the account of its Depository Participant, which in turn will maintain records of such beneficial ownership and (iii) to authorize such Depository Participant to disclose to the Auction Agent such information with respect to such beneficial ownership as the Auction Agent may request.

                  So long as the ownership of a Series of Notes is maintained in Book-Entry Form by the Depository, an Existing Holder may sell, transfer or otherwise dispose of Notes only pursuant to a Bid or Sell Order placed in an Auction or otherwise sell, transfer or dispose of Notes through a Broker-Dealer, provided that, in the case of all transfers other than pursuant to Auctions, such Existing Holder, its Broker-Dealer or its Depository Participant advises the Auction Agent of such transfer. Prior to a Period Adjustment Date and except with respect to the Interest Determination Date immediately preceding an Auction Period Conversion Date, Auctions shall be conducted on each Interest Determination Date, if there is an Auction Agent on such Interest Determination Date, in the following manner:

                  (a)      (i)      Prior to the Submission Deadline on each
Interest Determination Date;

                                    (A) each Existing Holder of Notes may submit
to a Broker-Dealer by telephone or otherwise any information as to:

                                        (1) the principal amount of Outstanding
Notes, if any, held by such Existing Holder which such Existing Holder desires to continue to hold without regard to the Series Interest Rate for the next succeeding Auction Period;

                                        (2) the principal amount of Outstanding
Notes, if any, which such Existing Holder offers to sell if the Series Interest Rate for the next succeeding Auction Period shall be less than the rate per annum specified by such Existing Holder; and/or

                                        (3) the principal amount of Outstanding
Notes, if any, held by such Existing Holder which such Existing Holder offers to sell without regard to the Series Interest Rate for the next succeeding Auction Period;

                           and

                                    (B) or more Broker-Dealers may contact
Potential Holders to determine the principal amount of Notes which each Potential Holder offers to purchase, if the Series Interest Rate for the next succeeding Auction Period shall not be less than the rate per annum specified by such Potential Holder.

                  The statement of an Existing Holder or a Potential Holder referred to in (A) or (B) of this paragraph (i) is hereinafter referred to as an "Order," and each Existing Holder and each Potential Holder placing an Order is hereinafter referred to as a "Bidder"; an Order described in clause (A)(1) is hereinafter referred to as a "Hold Order"; an Order described in clauses (A)(2) and (B) is hereinafter referred to as a "Bid"; and an Order described in clause
(A)(3) is hereinafter referred to as a "Sell Order."

                           (ii)     (A) Subject to the provisions of Section
2.03.1.1(b) hereof, a Bid by an Existing Holder shall constitute an irrevocable offer to sell:

                                        (1) the principal amount of Outstanding
Notes specified in such Bid if the Series Interest Rate determined as provided in this Section 2.03.1.1 shall be less than the rate specified therein; or

                                        (2) such principal amount or a lesser
principal amount of Outstanding Notes to be determined as set forth in Section 2.03.1.1(d)(i)(D), if the Series Interest Rate determined as provided in this
Section 2.03.1.1 shall be equal to the rate specified therein; or

                                        (3) such principal amount or a lesser
principal amount of Outstanding Notes to be determined as set forth in Section 2.03.1.1(d)(ii)(C) if the rate specified therein shall be higher than the Series Interest Rate and Sufficient Clearing Bids have not been made.

                                    (B) Subject to the  provisions of
Section 2.03.1.1(b) hereof, a Sell Order by an Existing Holder shall constitute an irrevocable offer to sell:

                                        (1) the principal amount of Outstanding
Notes specified in such Sell Order; or

                                        (2) such principal amount or a lesser
principal amount of Outstanding Notes set forth in Section 2.03.1.1(d)(i)(C), if Sufficient Clearing Bids have not been made.

                                    (C) Subject to the provisions of Section
2.03.1.1(b) hereof, a Bid by a Potential Holder shall constitute an irrevocable offer to purchase:

                                        (1) the principal amount of Outstanding
Notes specified in such Bid if the Series Interest Rate determined as provided in this Section 2.03.1.1 shall be higher than the rate specified in such Bid; or

                                        (2) such principal amount or a lesser
principal amount of Outstanding Notes set forth in Section 2.03.1.1(d)(i)(E), if the Series Interest Rate determined as provided in this Section 2.03.1.1 shall be equal to the rate specified in such Bid.

                  (b) (i) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Interest Determination Date all Orders obtained by such Broker-Dealer and shall specify with respect to each such Order:

                       (A) the name of the Bidder placing such Order;

                       (B) the aggregate principal amount of Notes that are the subject of such Order;

                       (C) to the extent that such Bidder is an Existing Holder:

                           (1) the principal amount of Notes, if any, subject to
any Hold Order placed by such Existing Holder;

                           (2) the principal amount of Notes, if any, subject to
any Bid placed by such Existing Holder and the rate specified in such Bid; and

                           (3) the principal amount of Notes, if any, subject to
any Sell Order placed by such Existing Holder;

                       and

                       (D) to the extent such Bidder is a Potential Holder, the rate specified in such Potential Holder's Bid.

                  (ii) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next higher one- thousandth (.001) of 1%.

                  (iii) If an Order or Orders covering all Outstanding Notes held by an Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted on behalf of such Existing Holder covering the principal amount of Outstanding Notes held by such Existing Holder and not subject to an Order submitted to the Auction Agent.

                  (iv) Neither the Issuer, the Indenture Trustee nor the Auction Agent shall be responsible for any failure of a Broker-Dealer to submit an Order to the Auction Agent on behalf of any Existing Holder or Potential Holder.

                  (v) If any Existing Holder submits through a Broker-Dealer to the Auction Agent one or more Orders covering in the aggregate more than the principal amount of Outstanding Notes held by such Existing Holder, such Orders shall be considered valid as follows and in the following order of priority:

                      (A) All Hold Orders shall be considered valid, but only up to the aggregate principal amount of Outstanding Notes held by such Existing Holder, and if the aggregate principal amount of Notes subject to such Hold Orders exceeds the aggregate principal amount of Notes held by such Existing Holder, the aggregate principal amount of Notes subject to each such Hold Order shall be reduced pro rata so that the aggregate principal amount of Notes subject to such Hold Order equals the aggregate principal amount of Outstanding Notes held by such Existing Holder.

                      (B) (1) any Bid shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Notes held by such Existing Holder over the aggregate principal amount of Notes subject to any Hold Order referred to in clause (A) of this paragraph (v);

                          (2) subject to subclause (1) of this clause (B), if
more than one Bid with the same rate is submitted on behalf of such Existing Holder and the aggregate principal amount of outstanding Notes subject to such Bids is greater than such excess, such Bids shall be considered valid up to an amount equal to such excess;

                          (3) subject to subclauses (1) and (2) of this clause
(B), if more than one Bid with different rates are submitted on behalf of such Existing Holder, such Bids shall be considered valid first in the ascending order of their respective rates until the highest rate is reached at which such excess exists and then at such rate up to the amount of such excess; and

                          (4) in any such event, the amount of Outstanding
Notes, if any, subject to Bids not valid under this clause (B) shall be treated as the subject of a Bid by a Potential Holder at the rate therein specified; and

                       (C) All Sell Orders shall be considered valid up to an amount equal to the excess of the principal amount of Outstanding Notes held by such Existing Holder over the aggregate principal amount of Notes subject to Hold Orders referred to in clause (A) of this paragraph (v) and valid Bids referred to in clause (B) of this paragraph (v).

                  (vi) If more than one Bid for Notes is submitted on behalf of any Potential Holder, each Bid submitted shall be a separate Bid with the rate and principal amount therein specified.

                  (vii) An Existing Holder that offers to purchase additional Notes is, for purposes of such offer, treated as a Potential Holder.

                  (viii) Any Bid or Sell Order submitted by an Existing Holder covering an aggregate principal amount of Notes not equal to an Authorized Denomination shall be rejected and shall be deemed a Hold Order. Any Bid submitted by a Potential Holder covering an aggregate principal amount of Notes not equal to an Authorized Denomination shall be rejected.

                  (ix) Any Bid specifying a rate higher than the Maximum Auction Rate shall (a) be treated as a Sell Order if submitted by an Existing Holder and
(b) not be accepted if submitted by a Potential Holder.

                  (x) Any Order submitted in an Auction by a Broker-Dealer to the Auction Agent prior to the Submission Deadline on any Interest Determination Date shall be irrevocable.

                      (c) (i) Not earlier than the Submission Deadline on each Interest Determination Date, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a

"Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine:

                                        (A) the excess of the total principal
amount of Outstanding Notes over the sum of the aggregate principal amount of Outstanding Notes subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available Notes"), and

                                        (B) from the Submitted Orders whether:

                                    (1) the aggregate principal amount of
Outstanding Notes subject to Submitted Bids by Potential Holders specifying one or more rates equal to or lower than the Maximum Auction Rate;

exceeds or is equal to the sum of:

                                    (2) the aggregate principal amount of
Outstanding Notes subject to Submitted Bids by Existing Holders specifying one or more rates higher than the Maximum Auction Rate; and

                                    (3) the aggregate principal amount of
Outstanding Notes subject to submitted Sell Orders;

                  (in the event such excess or such equality exists, other than because all of the Outstanding Notes are subject to Submitted Hold Orders, such Submitted Bids described in subclause (1) above shall be referred to collectively as "Sufficient Clearing Bids"); and

                                (C) if Sufficient Clearing Bids exist, the Bid
Auction Rate (the "Bid Auction Rate") shall be the lowest rate specified in such Submitted Bids such that if:

                                    (1) (aa) each Submitted Bid from Existing
Holders specifying such lowest rate and (bb) all other Submitted Bids from Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the principal amount of Notes subject to such Submitted Bids; and

                                    (2) (aa) each such Submitted Bid from
Potential Holders specifying such lowest rate and (bb) all other Submitted Bids from Potential Holders specifying lower rates were accepted; the result would be that such Existing Holders described in subclause (1) above would continue to hold an aggregate principal amount of Outstanding Notes which, when added to the aggregate principal amount of Outstanding Notes to be purchased by such Potential Holders described in subclause (2) above, would equal not less than the Available Notes.

                  (ii) Promptly after the Auction Agent has made the determinations pursuant to Section 2.03.2.1(c)(i) hereof, the Auction Agent shall advise the Indenture Trustee and the Broker-Dealers of the Net Loan Rate, the Maximum Auction Rate and the All Hold Rate and the components thereof on the Interest Determination Date and, based on such determinations, the Auction Rate for the next succeeding Interest Accrual Period as follows:

                       (A) if Sufficient Clearing Bids exist, that the Auction Rate for the next succeeding Interest Accrual Period shall be equal to the Bid Auction Rate so determined;

                       (B) if Sufficient Clearing Bids do not exist (other than because all of the Outstanding Notes are subject to Submitted Hold Orders), that the Auction Rate for the next succeeding Interest Accrual Period shall be equal to the Maximum Auction Rate; or

                       (C) if all Outstanding Notes are subject to Submitted Hold Orders, that the Auction Rate for the next succeeding Interest Accrual Period shall be equal to the All Hold Rate.

                 (iii) Promptly after the Auction Agent has determined the Auction Rate, the Auction Agent shall determine and advise the Indenture Trustee of the Series Interest Rate, which rate shall be the lesser of (a) the Formula Rate and (b) the Net Loan Rate. In no event shall the Series Interest Rate exceed 17%.

                       (d) Existing Holders shall continue to hold the principal amount of Notes that are subject to Submitted Hold Orders. If the Net Loan Rate is equal to or greater than the Bid Auction Rate and if Sufficient Clearing Bids have been received by the Auction Agent, the Bid Auction Rate will be the Auction Rate, and Submitted Bids and Submitted Sell Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (i).

                  If the Net Loan Rate is greater than the Auction Rate, the Series Interest Rate for the Outstanding Notes will be the Auction Rate. If the Net Loan Rate is less than the Auction Rate, the Series Interest Rate for the Outstanding Notes will be the Net Loan Rate. If the Auction Rate and the Net Loan Rate for the Notes are both greater than 17%, the Series Interest Rate shall be equal to 17%. If the Auction Agent has not received Sufficient Clearing Bids (other than because all of the Outstanding Notes are subject to Submitted Hold Orders), the Series Interest Rate will be the lesser of the Auction Rate (which shall be the Maximum Auction Rate) and the Net Loan Rate, but in no event greater than 17%. In any of the cases described above, Submitted Orders will be accepted or rejected and the Auction Agent will take such other action as described below in subparagraph (ii).

                  (i) if Sufficient Clearing Bids have been made and the Net Loan Rate is equal to or greater than the Bid Auction Rate (in which case the Series Interest Rate shall be the Bid Auction Rate), all Submitted Sell Orders shall be accepted and, subject to the provisions of paragraphs (iv) and (v) of this Section 2.03.1.1(d), Submitted Bids shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                       (A) Existing Holders' Submitted Bids specifying any rate that is higher than the Series Interest Rate shall be accepted, thus requiring each such Existing Holder to sell the aggregate principal amount of Notes subject to such Submitted Bids;

                       (B) Existing Holders' Submitted Bids specifying any rate that is lower than the Series Interest Rate shall be rejected, thus entitling each such Existing Holder to continue to hold the aggregate principal amount of Notes subject to such Submitted Bids;

                       (C) Potential Holders' Submitted Bids specifying any rate that is lower than the Series Interest Rate shall be accepted;

                       (D) Each Existing Holders' Submitted Bid specifying a rate that is equal to the Series Interest Rate shall be rejected, thus entitling such Existing Holder to continue to hold the aggregate principal amount of Notes subject to such Submitted Bid, unless the aggregate principal amount of Outstanding Notes subject to all such Submitted Bids shall be greater than the principal amount of Notes (the "remaining principal amount") equal to the excess of the Available Notes over the aggregate principal amount of Notes subject to Submitted Bids described in clauses (B) and (C) of this Section 2.03.1.1(d)(i), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold the principal amount of Notes subject to such Submitted Bid, but only in an amount equal to the aggregate principal amount of Notes obtained by multiplying the remaining principal amount by a fraction, the numerator of which shall be the principal amount of Outstanding Notes held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Notes subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Series Interest Rate; and

                       (E) Each Potential Holder's Submitted Bid specifying a rate that is equal to the Series Interest Rate shall be accepted, but only in an amount equal to the principal amount of Notes obtained by multiplying the excess of the aggregate principal amount of Available Notes over the aggregate principal amount of Notes subject to Submitted Bids described in clauses (B),
(C) and (D) of this Section 2.03.1.1(d)(i) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Notes subject to such Submitted Bid and the denominator of which shall be the sum of the principal amount of Outstanding Notes subject to Submitted Bids made by all such Potential Holders that specified a rate equal to the Series Interest Rate; and

                       (F) Each Potential Noteholder's Bid specifying a rate that is higher than the Series Interest Rate will be rejected.

                  (ii) If Sufficient Clearing Bids have not been made (other than because all of the Outstanding Notes are subject to submitted Hold Orders), or if the Net Loan Rate is less than the Bid Auction Rate (in which case the Series Interest Rate shall equal the Net Loan Rate), or if the Series Interest Rate would be greater than 17%, subject to the provisions of Section


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

2.03.1.1(d)(iv), Submitted Orders shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids shall be rejected:

                       (A) Existing Holders' Submitted Bids specifying any rate that is equal to or lower than the Series Interest Rate shall be rejected, thus entitling such Existing Holders to continue to hold the aggregate principal amount of Notes subject to such Submitted Bids;

                       (B) Potential Holders' Submitted Bids specifying (1) any rate that is equal to or lower than the Series Interest Rate shall be accepted and (2) any rate that is higher than the Series Interest Rate shall be rejected; and

                       (C) each Existing Holder's Submitted Bid specifying any rate that is higher than the Series Interest Rate and the Submitted Sell Order of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted any such Submitted Bid or Submitted Sell Order to sell the Notes subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the aggregate principal amount of Notes obtained by multiplying the aggregate principal amount of Notes subject to Submitted Bids described in clause (B) of this Section 2.03.1.1(d)(ii) by a fraction the numerator of which shall be the aggregate principal amount of Outstanding Notes held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate principal amount of Outstanding Notes subject to all such Submitted Bids and Submitted Sell Orders.

                 (iii) If all Outstanding Notes are subject to Submitted Hold Orders, all Submitted Bids shall be rejected.

                 (iv) If, as a result of the procedures described in paragraph
(i) or (ii) of this Section 2.03.1.1(d), any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a principal amount of Notes that is not equal to an Authorized Denomination, the Auction Agent shall, in such manner as in its sole discretion it shall determine, round up or down the principal amount of Notes to be purchased or sold by any Existing Holder or Potential Holder so that the principal amount of Notes purchased or sold by each Existing Holder or Potential Holder shall be equal to an Authorized Denomination.

                 (v) If, as a result of the procedures described in paragraph
(ii) of this Section 2.03.1.1(d), any Potential Holder would be entitled or required to purchase less than an Authorized Denomination of Notes, the Auction Agent shall, in such manner as in its sole discretion it shall determine, allocate Notes for purchase among Potential Holders so that only Notes in Authorized Denominations are purchased by any Potential Holder, even if such allocation results in one or more of such Potential Holders not purchasing any Notes.

                 (e) Based on the result of each Auction, the Auction Agent shall determine the aggregate principal amount of Notes to be purchased and the aggregate principal amount of Notes to be sold by Potential Holders and Existing Holders on whose behalf each Broker-Dealer submitted Bids or Sell Orders and, with respect to each Broker-Dealer, to the extent that such aggregate principal amount of Notes to be sold differs from such aggregate principal amount of Notes to be purchased, determine to which other Broker-Dealer or Broker Dealers acting for one or more purchasers such Broker-Dealer shall deliver, or from which other Broker-Dealer or Broker-Dealers acting for one or more sellers such Broker-Dealer shall receive, as the case may be, Notes.

                 (f) The Issuer and any affiliate may not submit an Order in any Auction.

                 (g) Any calculation by the Auction Agent (or Administrator or the Indenture Trustee, if applicable) of the Series Interest Rate, the Applicable LIBOR Rate, the Maximum Auction Rate, the All Hold Rate, the Net Loan Rate and the Non-Payment Rate shall, in the absence of manifest error, be binding on all other parties.

                 SECTION 2.03.1.2 APPLICATION OF INTEREST PAYMENTS FOR THE
NOTES.
                 (a) The Indenture Trustee shall determine not later than 12:00 Noon, eastern time, on the Business Day next succeeding an Auction Period Distribution Date, whether a Payment Default has occurred. If a Payment Default has occurred, the Indenture Trustee shall, not later than 12:15 p.m., eastern time, on such Business Day, send a notice thereof in substantially the form of Exhibit F attached hereto to the Auction Agent by telecopy or similar means and, if such Payment Default is cured, the Indenture Trustee shall immediately send a notice in substantially the form of Exhibit F attached hereto to the Auction Agent by telecopy or similar means.

                 (b) Not later than 12:00 Noon, eastern time, on each Auction Period Distribution Date the Indenture Trustee shall pay to the Auction Agent, in immediately available funds out of amounts in the Expense Account, an amount equal to the Auction Agent Fee and the Broker-Dealer Fee as calculated in the Auction Agent Agreement. The Indenture Trustee shall, from time to time at the request of the Auction Agent and with the approval of an Authorized Officer of the Issuer, reimburse the Auction Agent for its reasonable expenses as provided in the Auction Agent Agreement, such expenses to be paid out of amounts in the Expense Account.

                 SECTION 2.03.1.3 CALCULATION OF MAXIMUM AUCTION RATE, ALL HOLD RATE, NET LOAN RATE, APPLICABLE LIBOR RATE AND NON-PAYMENT RATE. The Auction Agent shall calculate the Maximum Auction Rate, the All Hold Rate and the Applicable LIBOR Rate on each Interest Determination Date and shall notify the Indenture Trustee and the Broker-Dealers of the Maximum Auction Rate, the All Hold Rate and the Applicable LIBOR Rate as provided in the Auction Agent Agreement. The Administrator shall calculate the Net Loan Rate and no later than the Business Day immediately preceding each Interest Determination Date shall report to the Auction Agent in writing, the Net Loan Rate. Upon receipt of notice from the Indenture Trustee of a failed Auction Period Conversion as described in Section 2.03.1.9 hereof, the Auction Agent shall calculate the Maximum Auction Rate and the Administrator will report to the Auction Agent in writing the Net Loan Rate as of such failed Auction Period Conversion and give notice thereof as provided and to the parties specified in Section 2.3(b)(iv) of the Auction Agent Agreement. If the ownership of a Series of Notes is no longer maintained in Book-Entry form by the Depository, the Indenture Trustee shall calculate the Maximum Auction

Rate and Administrator shall report to the Indenture Trustee in writing the Net Loan Rate on the Business Day immediately preceding the commencement of each Interest Accrual Period after the delivery of certificates representing such Series of Notes pursuant to this Indenture. If a Payment Default shall have occurred, the Indenture Trustee shall calculate the Non-Payment Rate on the Interest Determination Date for (i) each Interest Accrual Period commencing on or after the occurrence and during the continuance of such Payment Default and
(ii) any Interest Accrual Period commencing less than two Business Days after the cure of any Payment Default. The Auction Agent shall determine the Applicable LIBOR Rate for each Interest Accrual Period other than the Initial Period; provided, that if the ownership of the Auction Rate is no longer maintained in Book-Entry form, or if a Payment Default has occurred, then the Indenture Trustee shall determine the Applicable LIBOR Rate for each such Interest Accrual Period. The determination by the Indenture Trustee or the Auction Agent, as the case may be, of the Applicable LIBOR Rate shall (in the absence of manifest error) be final and binding upon all parties. If determined by the Auction Agent, the Auction Agent shall promptly advise the Indenture Trustee of the Applicable LIBOR Rate.

                 SECTION 2.03.1.4 NOTIFICATION OF RATES, AMOUNTS AND PAYMENT DATES.

                 (a) By 10:00 a.m., eastern time, on the Business Day following each Record Date, the Indenture Trustee shall determine the aggregate amounts of interest distributable on the next succeeding Auction Period Distribution Date to the beneficial owners of Notes.

                 (b) Promptly after the Closing Date and after the beginning of each subsequent Interest Accrual Period, and in any event at least four (4) days prior to any Auction Period Distribution Date, as the case may be, the Indenture Trustee shall:

                     (i) confirm with the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Notes is maintained in Book-Entry form by the Depository, (1) the date of such next Auction Period Distribution Date and (2) the amount payable to the Auction Agent on the Interest Determination Date pursuant to Section 2.03.1.2(b) hereof;

                     (ii) pursuant to Section 2.03.3 hereof, advise the Holders of any Carryover Interest accruing on any series of Notes; and

                     (iii) advise the Depository, so long as the ownership of the Notes is maintained in Book-entry form by the Depository, upon request, of the Series Interest Rate payable on the Notes and the interest amount.

                 If any day scheduled to be an Auction Period Distribution Date shall be changed after the Indenture Trustee shall have given the notice or confirmation referred to in clause (i) of the preceding sentence, the Indenture Trustee shall, not later than 9:15 a.m., eastern time, on the Business Day next preceding the earlier of the new Auction Period Distribution Date or the old Auction Period Distribution Date, by such means as the Indenture Trustee deems practicable, give notice of such change to the Auction Agent, so long as no Payment Default has occurred and is continuing and the ownership of the Notes is maintained in Book-Entry Form by the Depository.

                 SECTION 2.03.1.5 AUCTION AGENT.

                 (a) Bankers Trust Company is hereby appointed as Auction Agent to serve as agent for the Issuer in connection with Auctions. The Indenture Trustee shall enter into the Initial Auction Agent Agreement with Bankers Trust Company, as the Initial Auction Agent. Any Substitute Auction Agent shall be (i) a bank, national banking association or trust company duly organized under the laws of the United States of America or any state or territory thereof having its principal place of business in the Borough of Manhattan, New York, or such other location as is approved by the Indenture Trustee and the Calculation Agent in writing and having a combined capital stock or surplus of at least $50,000,000, or (ii) a member of the National Association of Securities Dealers, Inc., having a capitalization of at least $50,000,000, and, in either case, authorized by law to perform all the duties imposed upon it hereunder and under the Auction Agent Agreement. The Auction Agent may at any time resign and be discharged of the duties and obligations created by this Indenture by giving at least 90 days' notice to the Indenture Trustee, the Issuer and the Calculation Agent. The Auction Agent may be removed at any time by the Indenture Trustee upon the written direction of an Authorized Officer of the Issuer or the Holders of 66-2/3% of the aggregate principal amount of the Notes then Outstanding, and if by the Holders, by an instrument signed by such Holders or their attorneys and filed with the Auction Agent, the Issuer, the Indenture Trustee and the Calculation Agent upon at least 90 days' notice. Neither resignation nor removal of the Auction Agent pursuant to the preceding two sentences shall be effective until and unless a Substitute Auction Agent has been appointed and has accepted such appointment. If required by the Issuer or by the Calculation Agent, with the Issuer's consent, a Substitute Auction Agent Agreement shall be entered into with a Substitute Auction Agent. Notwithstanding the foregoing, the Auction Agent may terminate the Auction Agent Agreement if, within fifteen (15) days after notifying the Indenture Trustee, the Issuer and the Calculation Agent in writing that it has not received payment of any Auction Agent Fee due it in accordance with the terms of the Auction Agent Agreement, the Auction Agent does not receive such payment.

                 (b) If the Auction Agent shall resign or be removed or be dissolved, or if the property or affairs of the Auction Agent shall be taken under the control of any state or federal court or administrative body because of bankruptcy or insolvency, or for any other reason, the Indenture Trustee at the direction of an Authorized Officer of the Issuer (after receipt of a certificate from the Calculation Agent confirming that any proposed Substitute Auction Agent meets the requirements described in the immediately preceding paragraph), shall use its best efforts to appoint a Substitute Auction Agent.

                 (c) The Auction Agent shall act as agent for the Issuer in connection with Auctions. In the absence of bad faith, negligent failure to act or negligence on its part, the Auction Agent shall not be liable for any action taken, suffered or omitted or any error of judgment made by it in the performance of its duties under the Auction Agent Agreement and shall not be liable for any error of judgment made in good faith unless the Auction Agent shall have been negligent in ascertaining (or failing to ascertain) the pertinent facts.

                 (d) In the event of a change in the Auction Agent Fee Rate pursuant to Section 6.4(b) of the Auction Agent Agreement, the Auction Agent shall give a Notice of Fee Rate Change to the Indenture Trustee in accordance with the Auction Agent Agreement.

                 SECTION 2.03.1.6.  BROKER-DEALERS.

                 (a) The Auction Agent has entered into Broker-Dealer Agreements with Salomon Smith Barney Inc. and Banc of America Securities LLC, as the initial Broker-Dealers. An Authorized Officer of the Issuer may, from time to time, approve one or more additional persons to serve as Broker-Dealers under Broker-Dealer Agreements and shall be responsible for providing such Broker-Dealer Agreements to the Indenture Trustee and the Auction Agent; provided, however, that while Salomon Smith Barney Inc. is serving as a Broker-Dealer, Salomon Smith Barney Inc. shall have the right to consent to the approval of any additional Broker-Dealers, which consent will not be unreasonably withheld.

                 (b) Any Broker-Dealer may be removed at any time, at the request of an Authorized Officer of the Issuer, but there shall, at all times, be at least one Broker-Dealer appointed and acting as such.

                 SECTION 2.03.1.7 CHANGES IN AUCTION PERIOD OR PERIODS.

                 (a) While any of the Notes are Outstanding, the Issuer may, from time to time, convert on an Auction Period Distribution Date the length of one or more Auction Periods pursuant to an Auction Period Adjustment, in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the length of the Auction Period and the interest rate borne by the Notes; provided, however that the Issuer shall only initiate a change in the length in the Auction Period to an Auction Period of other than seven (7) or twenty-eight
(28) days upon written evidence based on a Cash Flow Statement from each of the Rating Agencies then rating any Outstanding Notes that such a change will not adversely affect any rating of such Rating Agencies on any Outstanding Notes; provided, further, however, that each Rating Agency may waive the requirement for delivery of a Cash Flow Statement. The Issuer shall not initiate an Auction Period Adjustment unless it shall have received the written consent of the Calculation Agent, which consent shall not be unreasonably withheld, not less than fifteen (15) days nor more than twenty (20) days prior to the Auction Period Adjustment. The Issuer shall initiate the Auction Period Adjustment by giving written notice to the Indenture Trustee, the Auction Agent, the Calculation Agent, the Depository and each Rating Agency then rating the Notes subject to such Auction Period Adjustment in substantially the form of, or containing substantially the information contained in, Exhibit G to this Indenture at least ten (10) days prior to the Interest Determination Date for such Auction Period.

                 (b) The length of any such adjusted Auction Period pursuant to an Auction Period Adjustment shall be subject to the limitations thereon set forth in the definition of an Auction Period Adjustment in this Indenture.

                 (c) An Auction Period Adjustment shall not be allowed unless Sufficient Clearing Bids existed or all of the Outstanding Notes were subject to Submitted Hold Orders at both the Auction, if any, before the date on which the notice of the proposed change was given as provided in this Section 2.03.1.7 and the Auction immediately preceding the proposed change.

                 (d) An Auction Period Adjustment shall take effect on an Auction Period Distribution Date only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 a.m., eastern time, on the Business Day before the Interest Determination Date for the first such Auction Period, a certificate from the Issuer in substantially the form attached as, or containing substantially the same information contained in, Exhibit H to this Indenture, authorizing the Auction Period Adjustment specified in such certificate along with a copy of the certificate of the Calculation Agent described above in subparagraph (a) and (B) Sufficient Clearing Bids exist or all of the Outstanding Notes are subject to Submitted Hold Orders on the Interest Determination Date for such first Auction Period. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date (as defined in Exhibit H) will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred in (B) above is not met, the Series Interest Rate for the next Auction Period shall be the lesser of the Auction Rate (which shall be the Maximum Auction Rate) and the Net Loan Rate, but in no event greater than 17%, and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                 (e) In connection with any Auction Period Adjustment, the Auction Agent will provide such further notice as is specified in Section 2.5 of the Auction Agent Agreement.

                 (f) While any of the Notes are Outstanding, the Issuer may, from time to time, change the length of one or more Auction Periods pursuant to an Auction Period Conversion. In such case, the Issuer, the Indenture Trustee and the Auction Agent shall comply with the provisions of Section 2.03.1.9 of this Indenture for effecting such an Auction Period Conversion. If the conditions set forth in Section 2.03.1.9 are not met, the Series Interest Rate for the Auction Period with respect to which the proposed Auction Rate Conversion was to have been effective shall be the lesser of the Auction Rate (which shall be the Maximum Auction Rate) and the Net Loan Rate, but in no event greater than 17%, and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                 SECTION 2.03.1.8 CHANGES IN THE INTEREST DETERMINATION DATE. The Calculation Agent may specify an earlier Interest Determination Date than the Interest Determination Date that would otherwise be determined in accordance with the definition of "Interest Determination Date" in Article I of this Terms Supplement with respect to one or more specified Auction Periods in order to conform with then current market practice with respect to similar securities or to accommodate economic and financial factors that may affect or be relevant to the day of the week constituting an Interest Determination Date and the Series Interest Rate borne on the Notes. The Authorized Officer of the Issuer shall not consent to such change in the Interest Determination Date unless he or she shall have received a written request for consent from the Calculation Agent not less than fifteen (15) days nor more than twenty (20) days prior to the effective date of such change. The Calculation Agent shall provide notice of its determination to specify an earlier Interest Determination Date for one or more Auction Periods by means of a written notice delivered at least ten (10) days prior to the proposed changed Interest Determination Date to the Indenture Trustee, the Auction Agent, the Issuer and the Depository. Such notice shall be substantially in the form of, or contain substantially the information contained in, Exhibit I to this Indenture.

                  In connection with any change described in this Section 2.03.1.8, the Auction Agent will provide such further notice as is specified in
Section 2.5 of the Auction Agent Agreement.

                  SECTION 2.03.1.9 AUCTION PERIOD CONVERSIONS. At the option of the Issuer, the length of an Auction Period for a Series of Notes is subject to an Auction Period Conversion on an Auction Period Conversion Date. The length of the new Auction Period, the new Interest Determination Dates, if any, and the Auction Period Distribution Dates with respect to the new Auction Period shall be set forth in a Supplemental Indenture executed in connection with such Auction Period Conversion. No such Auction Period Conversion shall be effective unless prior to the Auction Period Conversion Date the Issuer shall have furnished to the Indenture Trustee written evidence from each of the Rating Agencies then rating any Outstanding Notes that execution of the Supplemental Indenture and the related Auction Period Conversion will not adversely affect the ratings on any series of Outstanding Notes.

                  With respect to an Auction Period Conversion, the Issuer shall give written notice to the Indenture Trustee, the Auction Agent, the Calculation Agent and the Remarketing Agent of any such proposed Auction Period Conversion not less than twenty-eight (28) days prior to the Auction Period Conversion Date in substantially the form of, or containing substantially the information contained in, Exhibit J to this Indenture.

                  Upon receipt of such written notice from the Issuer, the Indenture Trustee shall give written notice to the Holders of such Series of Notes in the manner set forth in Section 3.01 of this Terms Supplement not less than twenty-five (25) days prior to the Auction Period Conversion Date. Such notice shall state (i) that (a) the length of the Auction Period will be converted (1) from an Auction Period between seven (7) and ninety-one (91) days, inclusive, to an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, (2) from an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, to an Auction Period between seven (7) and ninety-one (91) days, inclusive, or (3) from an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, to an Auction Period between ninety-two (92) days and the Legal Final Maturity of such Series of Notes, inclusive, if such latter Auction Period is at least three (3) months shorter or at least three (3) months longer than the Auction Period established for such series at its initial issuance or pursuant to an Auction

Period Conversion, as applicable; (ii) the Auction Period Conversion Date, (iii) that all Holders of such Series of Notes are required to tender their Notes to the Indenture Trustee or its agent no later than the Auction Period Conversion Date for purchase at a price equal to 100% of the principal amount thereof plus accrued interest and any unpaid Carryover Interest (and interest accrued thereon) to the Auction Period Conversion Date; provided, however, that all such Notes that are not tendered to the Indenture Trustee by such date shall be deemed tendered to the Indenture Trustee as of the Auction Period Conversion Date, subject, however, to remarketing or purchase by the Remarketing Agent for settlement on the Auction Period Conversion Date and receipt by the Indenture Trustee of the purchase price equal to 100% of the principal amount of Notes from the purchasers thereof or the Remarketing Agent; (iv) that in the event that on the Auction Period Conversion Date, the Remarketing Agent has been unable to remarket all Notes for settlement on the Auction Period Conversion Date and has elected not to purchase for its own account such unremarketed Notes, or on the Auction Period Conversion Date the Indenture Trustee has not received the purchase price equal to 100% of the principal amount of the Notes from the purchasers thereof or the Remarketing Agent, the proposed Auction Period Conversion of the Notes shall be canceled and such Notes shall remain in the Auction Period applicable to such Notes prior to the proposed Auction Period Conversion; (v) that the proposed Auction Period Conversion is conditioned upon there being sufficient moneys available in the Note Payment Account, after making provision for the payment of accrued interest on such Notes and interest on other Notes due and payable on such Auction Period Conversion Date to pay on the Auction Period Conversion Date all Carryover Interest (and accrued interest thereon), if any, on such Notes through the Auction Period Conversion Date; and
(vi) that a Holder has no right to elect to retain any such Auction Rate that have been remarketed, or will be purchased, by the Remarketing Agent, on the Auction Period Conversion. The Indenture Trustee shall mail a copy of such notice to each of the Rating Agencies.

                  Notwithstanding anything to the contrary in this Section
2.03.1.9 or elsewhere in this Indenture, if all of the Notes subject to Auction Period Conversion are not remarketed or purchased by the Remarketing Agent for settlement on the Auction Period Conversion Date, or if the Indenture Trustee does not, by 11:00 a.m., eastern time, on the Auction Period Conversion Date receive from the purchaser or the Remarketing Agent the purchase price equal to 100% of the principal amount thereof or if there are not sufficient moneys available in the Note Payment Account, after making provision for the payment of accrued interest on such Notes due and payable on Auction Period Conversion Date to pay on the Auction Period Conversion Date all Carryover Interest (and accrued interest thereon), if any, on such Notes through the Auction Period Conversion Date, none of such Notes shall be subject to such Auction Period Conversion, but all such Notes shall bear interest at the lesser of the Net Loan Rate or the Auction Rate (which shall be the Maximum Auction Rate), but in no event greater than 17%, for the Interest Accrual Period commencing on such date and shall continue to be held by and registered to the Holders that held such Notes immediately prior to the failed Auction Period Conversion. Upon the occurrence of a failed Auction Period Conversion, the Indenture Trustee shall give written notice to the Issuer, the Auction Agent, the Calculation Agent, the Remarketing Agent and each Rating Agency then rating the Notes, as appropriate, confirming such failure.

                  SECTION 2.03.1.10 MANDATORY TENDER AND PURCHASE OF SERIES NOTES IN CONNECTION WITH AUCTION PERIOD CONVERSION.

                  In the event that an Auction Period Conversion with respect to a Series of Notes is to take place, such Notes shall be tendered to the Authenticating Agent no later than the related Auction Period Conversion Date for purchase at a purchase price equal to 100% of the principal amount thereof plus accrued interest and any unpaid Carryover Interest (and any interest accrued thereon) to the Auction Period Conversion Date; provided, however, that any Note not tendered to the Authenticating Agent by such date shall be deemed tendered to the Authenticating Agent. The Indenture Trustee shall give notice by mail to the Holders of such Notes not less than twenty-five (25) days prior to the Auction Period Conversion Date, of the mandatory tender of such Series of Notes, which notice shall be contained in the notice given in accordance with the provisions of Section 2.03.1.9 hereof.

                  Pursuant to a Remarketing Agreement, the Remarketing Agent shall be obligated (i) to use its best efforts to remarket the Notes subject to an Auction Period Conversion at a purchase price of not less than 100% of the principal amount thereof, (ii) not later than 3:00 p.m., eastern time, on the Business Day before the Auction Period Conversion Date, to give notice to the Indenture Trustee stating whether all of the Notes have been remarketed or will be purchased by the Remarketing Agent on the Auction Period Conversion Date, and
(iii) to cause the purchase price of each Note so remarketed or to be purchased by the Remarketing Agent to be deposited in the fund to be established under a Remarketing Agreement and maintained by the Indenture Trustee pursuant to a Remarketing Agreement (the "Note Purchase Fund") in immediately available funds. Pursuant to a Remarketing Agreement, all amounts deposited in the Note Purchase Fund as aforesaid shall be held by the Indenture Trustee uninvested and in cash and in trust for the sole and exclusive benefit of the Holders of the Notes for the purchase of which such amounts were deposited in the Note Purchase Fund and shall be applied by the Indenture Trustee to such purchase by payment to such Holders without further authorization or direction. Accrued interest and any unpaid Carryover Interest (and any interest accrued thereon) on the Notes shall be paid by the Indenture Trustee to such Holders from the Note Payment Account.

                  If by 11:00 a.m., eastern time, on the Auction Period Conversion Date, there is on deposit in the Note Purchase Fund and the Note Payment Account an aggregate amount sufficient to pay the purchase price of all Notes subject to Auction Period Conversion equal to 100% of the principal amount thereof plus accrued interest and any unpaid Carryover Interest (and any interest accrued thereon) due and payable on the Auction Period Conversion Date, all Notes which have not been delivered to the Indenture Trustee shall be deemed to have been tendered in accordance with the provisions hereof. In connection with an Auction Period Conversion, if necessary, replacement note certificates, if any, amending and restating the tendered or deemed tendered note certificates with respect to changes to the terms of such tendered or deemed tendered note certificates, shall be authenticated by the Indenture Trustee and delivered to the purchasers thereof; provided, however, that in the case of Notes held in a Book-Entry System, any such replacement Notes shall be authenticated by the Indenture Trustee and delivered to the Depository or its agent. The Holder of any undelivered Notes shall not be entitled to any payment (including any interest to accrue on and subsequent to the Auction Period Conversion Date) other than the purchase price for such undelivered Notes, and undelivered Notes shall no longer be entitled to the benefit of this Indenture, except for the purpose of payment of the purchase price therefor.

                  As of such Auction Period Conversion Date, the Notes subject to Auction Period Conversion shall be registered to the purchasers thereof, regardless of tender of the predecessor Notes by the Holders thereof and shall bear interest at the new Auction Rate for the new Auction Period. The Issuer shall give written notice to the Indenture Trustee, the Auction Agent, the Calculation Agent and the Depository of any such successful Auction Period Conversion no later than 5:00 p.m., eastern time, on the Auction Period Conversion Date in substantially the form of, or containing substantially the information contained in, Exhibit K to this Indenture.

                  The Holders of Notes which are subject to mandatory tender on the Auction Period Conversion Date do not have the right to elect to retain such Notes. Subject only to receipt by the Indenture Trustee from the purchaser of the purchase price equal to 100% of the principal amount of all Notes on the Auction Period Conversion Date and the payment of accrued interest and any unpaid Carryover Interest (and accrued interest thereon) as described above, such Notes will be deemed to be tendered to the Indenture Trustee on such Auction Period Conversion Date and registered in the names of the purchasers thereof.

                  If by 11:00 a.m., eastern time, on the Auction Period Conversion Date there is not on deposit in the Note Purchase Fund and the Note Payment Account (after taking into account other amounts to be paid from the Note Payment Account as hereinbefore described) an aggregate amount sufficient to pay the purchase price of all Notes subject to Auction Period Conversion all Notes that have been tendered to the Indenture Trustee shall be returned by the Indenture Trustee to the tendering Holders thereof, and the Indenture Trustee shall give written notice on the date that the proposed Auction Period Conversion was to have occurred to each Holder of Notes, whether such Holder has actually tendered his Notes or not, that (i) the Auction Period Conversion of such Notes has been canceled because (A) not all Notes were remarketed or purchased by the Remarketing Agent or (B) there were not moneys available to pay accrued interest on such Notes due and payable on the Auction Period Conversion Date, and any unpaid Carryover Interest (and accrued interest thereon), if any, on such Notes and (ii) such Notes will bear interest at the lesser of the Net Loan Rate or the Auction Rate (which shall be the Maximum Auction Rate) as of the failed Auction Period Conversion Date for the Interest Accrual Period commencing on such date, but in no event greater than 17%, written notice of which Series Interest Rate will be given by the Indenture Trustee to each such Holder on the second Business Day of the new Auction Period.

                  SECTION 2.03.1.11 REMARKETING AGENT NOTES. Notwithstanding the fact that the Remarketing Agent is under no obligation to purchase any Notes in connection with an Auction Period Conversion, in the event that the Remarketing Agent should elect, in its sole discretion, to purchase Notes, then the Notes so purchased by the Remarketing Agent will constitute "Remarketing Agent Notes" until the date, if any, on which such Notes are sold by the Remarketing Agent. For so long as such Notes constitute Remarketing Agent Notes, the

Remarketing Agent will be entitled to payment of the Remarketing Agent Recovery Amount, as hereinafter defined, with respect to the principal amount of Remarketing Agent Notes. For purposes of this Section 2.03.1.11, "Remarketing Agent Recovery Amount" shall mean, with respect to any Remarketing Agent Notes, an amount equal to the Daily Deferred Rate, as hereinafter defined, multiplied by the daily principal balance of such Remarketing Agent Notes for the actual number of days such Notes constitute Remarketing Agent Notes. For purposes of this Section 2.03.1.11, "Daily Deferred Rate" shall mean an amount equal to the excess, if any, of (x) the rate published as the "Broker Call" in THE WALL STREET JOURNAL on each day the Remarketing Agent is the owner of such Remarketing Agent Notes over (y) the new Series Interest Rate in effect for such Notes from and after the Auction Period Conversion Date. Any accrued but unpaid Remarketing Agent Recovery Amount is payable from the Note Payment Account, to the extent funds are available therefor after payment of all other amounts payable therefrom, on each Auction Period Distribution Date.

                  In the event that the Remarketing Agent acquires Notes other than in connection with a mandatory tender in anticipation of an Auction Period Conversion, such Notes will not constitute Remarketing Agent Notes prior to Auction Period Conversion. In the event that the Remarketing Agent holds such Notes and such Notes become subject to Auction Period Conversion, the Remarketing Agent will tender them to the Indenture Trustee, and in connection with such Auction Period Conversion such Notes may become Remarketing Agent Notes in accordance with the provisions of this Section 2.03.1.11.

                  SECTION 2.03.2 CARRYOVER INTEREST. The Calculation Agent and Auction Agent, as appropriate, shall announce the Formula Rate and the Net Loan Rate to the Indenture Trustee and the Issuer.

                  If, with respect to any Series of Notes for any Interest Accrual Period, interest at the Formula Rate exceeds interest at the Net Loan Rate with respect to such Series of Notes for such Interest Accrual Period, the Series Interest Rate for such Interest Accrual Period shall be the Net Loan Rate, and the Indenture Trustee, on the Auction Period Distribution Date for such Interest Accrual Period, shall pay to the Holders of such Series of Notes interest at the Net Loan Rate. With respect to such Series of Notes, the Indenture Trustee shall also calculate the amount by which interest at the Formula Rate exceeds interest at the Net Loan Rate for such Interest Accrual Period, and such excess, together with interest thereon (compounded on each Auction Period Distribution Date for the related Series when such interest is not paid on the first Auction Period Distribution Date for such Series when such interest was otherwise payable) at the applicable Formula Rate from the Distribution Date for the related Series on which such excess was calculated until paid, if at all, shall constitute Carryover Interest. Such Carryover Interest shall be paid on each Auction Period Distribution Date for the related Series subsequent to the Auction Period Distribution Date on which such excess was calculated to the extent funds are available therefor in the Note Payment Account of the Collection Fund after making the other required payments from the Note Payment Account in accordance with the provisions of Section 5.5.2 of the Base Indenture and Section 4.02 hereof. Carryover Interest shall continue to be so payable notwithstanding that the principal amount of the applicable Series of Notes has been reduced to zero until (i) no Notes remain outstanding and (ii) the balances in the Funds and

Accounts have been reduced to zero. For purpose of the Indenture any reference herein to "principal or "interest" shall not include within the meaning of such words Carryover Interest.

                  Carryover Interest shall be separately calculated for each Series of Notes by the Indenture Trustee in sufficient time for the Indenture Trustee to give notice to each Holder of such Carryover Interest as required in this paragraph. On the Auction Period Distribution Date for an Interest Accrual Period with respect to which Carryover Interest has been calculated by the Indenture Trustee, the Indenture Trustee shall, in accordance with Section 7.10 of the Base Indenture, give written notice to each Holder of the Carryover Interest applicable to such Holder's Note for such Interest Accrual Period, which written notice may accompany the payment of interest by check made to each such Holder on such Auction Period Distribution Date or otherwise shall be mailed on such Auction Period Distribution Date by first class mail, postage prepaid, to each such Holder at such Holder's address as it appears on the books of registry maintained by the Indenture Trustee pursuant to the Indenture.

                  Such notice shall state, in addition to such Carryover Interest, that, Carryover Interest shall continue to be payable notwithstanding that the principal amount of the applicable Series of Notes has been reduced to zero until (i) no Notes remain outstanding and (ii) the balances in the Funds and Accounts have been reduced to zero.

                  SECTION 2.03.3 ADDITIONAL PROVISIONS REGARDING SERIES INTEREST RATE. The determination of a Series Interest Rate by the Calculation Agent, Auction Agent or any other Person pursuant to the provisions of the applicable Section of this Article II shall be conclusive and binding on the Holders of the Series of Note or Notes to which such Series Interest Rate applies, and the Issuer and the Indenture Trustee may rely thereon for all purposes.

                  In no event shall the cumulative amount of interest paid or payable on a Series of Notes (including interest calculated as provided herein, plus any other amounts that constitute interest on the Notes of such Series under applicable law which are contracted for, charged, reserved, taken or received pursuant to the Notes of such Series or related documents) calculated from the Date of Issuance of the Notes of such Series through any subsequent day during the term of the Notes of such Series or otherwise prior to payment in full of the Notes of such Series exceed the amount permitted by applicable law. If the applicable law is ever judicially interpreted so as to render usurious any amount called for under the Notes of such Series or related documents or otherwise contracted for, charged, reserved, taken or received in connection with the Notes of such Series, or if the redemption or acceleration of the maturity of the Notes of such Series results in payment to or receipt by the Holder or any former Holder of the Notes of such Series of any interest in excess of that permitted by applicable law, then, notwithstanding any provision of the Notes of such Series or related documents to the contrary, all excess amounts theretofore paid or received with respect to the Notes of such Series shall be credited on the principal balance of the Notes of such Series (or, if the Notes of such Series have been paid or would thereby be paid in full, refunded by the recipient thereof), and the provisions of the Notes of such Series and related documents shall immediately be deemed reformed and the amounts thereafter collectible hereunder and thereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for under the Notes of such Series and under the related documents.

                  SECTION 2.04 FORMS OF NOTES AND INSTRUCTIONS FOR PAYMENT.The Senior Notes and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form of Exhibit B hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                  The Subordinate Notes and the certificate of authentication and form of assignment for transfer to be endorsed thereon shall be in substantially the form of Exhibit C hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                  Any instructions to the Indenture Trustee for payment of interest on the Notes shall be in substantially the form of Exhibit D hereof, with necessary or appropriate variations, omissions or insertions, as permitted or required by this Indenture.

                                   ARTICLE III

                             REDEMPTION OF THE NOTES



                  SECTION 3.01 REDEMPTION OF NOTES IN GENERAL. The Notes shall be subject to redemption prior to their Legal Final Maturity only upon the terms and conditions, and only on the applicable dates and at the redemption price, as are set forth in this Terms Supplement. The redemption price of the Notes shall, in each case, be par plus (i) accrued interest to the applicable dates on which such redemption will occur and (ii) all unpaid Carryover Interest, if any, thereon. Principal of and interest and unpaid Carryover Interest on the Notes shall be paid from the moneys available therefor in the Note Payment Account in the Collection Fund and in the Reserve Fund.

                  If Outstanding Notes are to be redeemed pursuant to the provisions of this Article III, the Indenture Trustee shall give written notice of such redemption to the Holders of such Outstanding Notes not less than fifteen (15) days prior to the applicable dates on which such Outstanding Notes are to be redeemed. Each notice of redemption shall state (i) the date, Series and numbers of the Notes to be redeemed, the applicable dates on which such redemption will occur and the redemption price payable upon such redemption;
(ii) that the interest on such Outstanding Notes and on any unpaid Carryover Interest shall cease to accrue from and after the applicable date on which such redemption will occur and (iii) that on said date there will become due and payable on each such Outstanding Note the principal amount thereof and the interest accrued on such principal amount to the applicable date on which the redemption will occur and all unpaid Carryover Interest. Each notice of redemption shall also state that each such Outstanding Note must be surrendered to the Indenture Trustee for payment of the principal of and interest and any unpaid Carryover Interest on such Outstanding Notes.

                  If notice of redemption of Outstanding Notes has been duly given as hereinbefore provided and if moneys for the payment of the principal of and interest and any unpaid Carryover Interest on such Outstanding Notes are held for the purpose of such payment by the Indenture Trustee, then such Outstanding Notes shall, on the applicable dates on which such redemption will occur, become due and payable, and interest on said Outstanding Notes and on any unpaid Carryover Interest shall cease to accrue.

                  All Notes surrendered pursuant to the provisions of this
Article III shall be canceled by the Indenture Trustee.

                  SECTION 3.02 OPTIONAL REDEMPTION OF NOTES PRIOR TO THE LEGAL FINAL MATURITY. (a) The Series 1999A Notes are subject to redemption in whole at any time or in part on any Auction Period Distribution Date at the option of the Issuer at a price equal to the principal balance of the Series 1999A Notes to be redeemed plus accrued interest and unpaid Carryover Interest thereon; provided, however, that if Series 1999A Notes are to be redeemed in part only, such redemption is permitted hereunder only if each Rating Agency then rating any Series of the Notes confirms in writing that the redemption will not result in the withdrawal or reduction of any rating on any Series of Notes remaining Outstanding.

                  (b) While any Series 1999A Notes are Outstanding, the Series 1999B-1 Notes are subject to redemption in whole or in part on any Auction Period Distribution Date at the option of the Issuer; provided, however that such redemption is permitted hereunder only to the extent that after any such redemption the Parity Percentage is not less than 101%, the Senior Parity Percentage is not less than 109% and the aggregate principal amount of Series 1999B-1 Notes that remain Outstanding is not less than 5.75% of the aggregate principal balance of all Notes that remain Outstanding hereunder. After the Series 1999A Notes have been paid and are no longer Outstanding, the Series 1999B-1 Notes will be subject to redemption at the option of the Issuer in part if after such redemption the Parity Percentage is not less than 100%, or in whole at any time.

                  (c) The Notes shall be redeemed from funds deposited by or on behalf of the Issuer or otherwise to the credit of the Note Payment Account, upon notice given by the Indenture Trustee to the Noteholders thereof not less than fifteen (15) days prior to the redemption date in the form and manner described in 3.01 hereof, at a redemption price of 100% of the principal amount redeemed plus accrued interest to the date of redemption. With respect to the optional redemption of Notes pursuant to this Section 3.02, in the event of a redemption in part of a Series, the Auction Notes to be redeemed will be selected by lot by the Indenture Trustee. No Notes will be subject to redemption in part in an amount less than an Authorized Denomination thereof, and no portion of the Notes is to be retained by a Noteholders in an amount less than an Authorized Denomination.

                  In connection with the optional redemption of any Notes, all unpaid Carryover Interest on such Notes (and accrued interest, if any, thereon) shall be paid on or before the date of optional redemption of such Notes.

                  Any amounts in the Note Payment Account in excess of the amounts thereof applied to an optional redemption pursuant to this Section 3.03(b) shall remain in such Account until such amounts are applied by the Indenture Trustee to any other payments to be made from such Account as provided in Section 5.5.1 of the Base Indenture and Section 4.02 hereof or transferred to the Issuer upon its written request if such amounts represent funds deposited by or on behalf of the Issuer.

                  Notes to be redeemed pursuant to this Section 3.03(b) shall be redeemed by the Indenture Trustee only upon written notice from the Issuer to the Indenture Trustee. That notice shall specify the redemption date and shall be given at least twenty (20) days prior to the redemption date or such shorter period as shall be acceptable to the Indenture Trustee in its sole discretion. Before the Indenture Trustee shall give notice of redemption to the Noteholders as provided in Section 3.01 hereof, the Indenture Trustee shall confirm that there is on deposit in the Note Payment Account funds which will be sufficient to pay on the date fixed for redemption the redemption price of the Notes to be redeemed pursuant to such notice.

                                   ARTICLE IV

            DISPOSITION OF PROCEEDS OF THE NOTES; COLLECTION ACCOUNT;
                                ACQUISITION FUND



                  SECTION 4.01 DISPOSITION OF PROCEEDS OF THE NOTES. All proceeds of the issuance and sale of the Series of Notes hereunder shall be deposited with the Indenture Trustee on the Date of Issuance, and the Indenture Trustee shall deposit such proceeds to the following Funds and Accounts:

                  (a) $3,937,500 of the proceeds of the Notes, an amount equal to the Specified Reserve Fund Balance on the Date of Issuance, shall be deposited by the Indenture Trustee upon receipt in the Reserve Fund;

                  (b) $779,820 of the proceeds of the Notes shall be deposited by the Indenture Trustee upon receipt to the Expense Account in the Collection Fund;

                  (c) $2,000,000 of the proceeds of the Notes shall be deposited by the Indenture Trustee upon receipt to the Capitalized Interest Account in the Acquisition Fund;

                  (d) The balance of the proceeds of the Notes ($516,576,430) shall be deposited by the Indenture Trustee upon receipt in the Acquisition Fund.

                  SECTION 4.02 DISPOSITION OF COLLECTION ACCOUNT.

                  On the first Business Day of each calendar month, as described below, the Indenture Trustee shall transfer from the Collection Account the following amounts in the following priority, subject to Available Funds for the second preceding Collection Period:

         (i) to the Expense Account, to the extent required to increase the balance of such Account to the Program Expense Requirement calculated as of such Business Day;

         (ii)     to the Note Payment Account,

                  (a) an amount up to the Series 1999A-1 Noteholders' Interest Distribution Amount for payment on each Auction Period Disbursement Date occurring in such calendar month to the Series 1999A-1 Noteholders, ratably, without preference or priority of any kind;

                  (b) an amount up to the Series 1999A-2 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in such calendar month to the Series 1999A-2 Noteholders, ratably, without preference or priority of any kind;

                  (c) an amount up to the Series 1999A-3 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in such calendar month to the Series 1999A-3 Noteholders, ratably, without preference or priority of any kind;

                  (d) an amount up to the Series 1999A-4 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in such calendar month to the Series 1999A-4 Noteholders, ratably, without preference or priority of any kind;

                  (e) an amount up to the Series 1999A-5 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in such calendar month to the Series 1999A-5 Noteholders, ratably, without preference or priority of any kind;

                  (f) an amount up to the Series 1999A-6 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in such calendar month to the Series 1999A-6 Noteholders, ratably, without preference or priority of any kind;

                  (g) an amount up to any Senior Issuer Exchange Payment for payment to the Senior Exchange Counterparty; including any early termination payment resulting from a default by the Issuer;

         (iii)    to the Note Payment Account:

                  (a) an amount up to the Series 1999B-1 Noteholders' Interest Distribution Amount for payment on each Auction Period Distribution Date occurring in such calendar month to the Series 1999B-1 Noteholders, ratably, without preference or priority of any kind; and

                  (b) an amount up to any Subordinate Issuer Exchange Payment for payment to the Subordinate Exchange Counterparty; including any early termination payment resulting from a default by the Issuer;

         (iv) to the Note Payment Account, an amount up to the Series 1999B-1 Noteholders' Principal Distribution Amount for payment to the Series 1999B-1 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999B-1 Noteholders in accordance with this Section 4.02;

          (v)     to the Note Payment Account,

                  (a) an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment to the Series 1999A-1 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-1 Noteholders in accordance with this Section
                  4.02 until the Outstanding principal balance of the Series 1999A-1 Notes has been reduced to zero; then,

                  (b) once the Series 1999A-1 Notes are no longer Outstanding, an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment to the Series 1999A-2 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-2 Noteholders in accordance with this Section
                  4.02 until the Outstanding principal balance of the Series 1999A-2 Notes has been reduced to zero; then,

                  (c) once the Series 1999A-1 Notes and Series 1999A-2 Notes are no longer Outstanding, an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment to the Series 1999A-3 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-3 Noteholders in accordance with this Section 4.02 until the Outstanding principal balance of the Series 1999A-3 Notes has been reduced to zero; then,

                  (d) once the Series 1999A-1 Notes, Series 1999A-2 Notes and Series 1999A-3 Notes are no longer Outstanding, an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment to the Series 1999A-4 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-4 Noteholders in accordance with this Section 4.02 until the Outstanding principal balance of the Series 1999A-4 Notes has been reduced to zero; then,

                  (e) once the Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes and Series 1999A-4 Notes are no longer Outstanding, an amount up to the Series 1999A Noteholders' Principal Distribution Amount for payment to the Series 1999A-5 Noteholders on the first Auction Period Distribution Date occurring during such calendar month for which timely notice of such payment can be provided to the Series 1999A-5 Noteholders in accordance with this Section 4.02 until the Outstanding principal balance of the Series 1999A-5 Notes has been reduced to zero; then,

                  (f) once the Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes, Series 1999A-4 Notes and Series 1999A-5 Notes are no longer Outstanding, an amount up to the Series 1999A Noteholders' Principal

                  Distribution Amount for payment to the Series 1999A-6 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-6 Noteholders in accordance with this Section
                  4.02 until the Outstanding principal balance of the Series 1999A-6 Notes has been reduced to zero;

          (vi) to the Reserve Fund the amount, if any, required to increase the balance thereof to the Specified Reserve Fund Balance as provided for in Section 5.2 of the Base Indenture;

          (vii) to the Note Payment Account, an amount up to Parity Percentage Payments to the extent then required:

                  (a) for payment to the Series 1999A-1 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-1 Noteholders in accordance with this Section 4.02, until the principal balance of the Series 1999A-1 Notes has been reduced to zero; then

                  (b) once the Series 1999A-1 Notes are no longer Outstanding, for payment to the Series 1999A-2 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-2 Noteholders in accordance with this Section 4.02, until the principal balance of the Series 1999A-2 Notes has been reduced to zero; then

                  (c) once the Series 1999A-1 Notes and Series 1999A-2 Notes are no longer Outstanding, for payment to the Series 1999A-3 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-3 Noteholders in accordance with this Section 4.02, until the principal balance of the Series 1999A-3 Notes has been reduced to zero; then

                  (d) once the Series 1999A-1 Notes, Series 1999A-2 Notes and Series 1999A-3 Notes are no longer Outstanding, for payment to the Series 1999A-4 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-4 Noteholders in accordance with this Section 4.02, until the principal balance of the Series 1999A-4 Notes has been reduced to zero; then

                  (e) once the Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes and Series 1999A-4 Notes are no longer Outstanding, for payment to the Series 1999A-5 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-5 Noteholders in accordance with this Section 4.02, until the principal balance of the Series 1999A-5 Notes has been reduced to zero; then

                  (f) once the Series 1999A-1 Notes, Series 1999A-2 Notes, Series 1999A-3 Notes, Series 1999A-4 Notes and Series 1999A-5 Notes are no longer Outstanding, for payment to the Series 1999A-6 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999A-6 Noteholders in accordance with this
                  Section 4.02, until the principal balance of the Series 1999A-6 Notes has been reduced to zero, then

                  (g) once the Series 1999A Notes are no longer Outstanding, for payment to the Series 1999B-1 Noteholders on the first Auction Period Distribution Date occurring after the first Business Day of such calendar month for which timely notice of such payment can be provided to the Series 1999B-1 Noteholders in accordance with this Section 4.02, until the principal balance of the Series 1999B-1 Notes has been reduced to zero;

         (viii) to the Note Payment Account, an amount up to any Carryover Interest,

                  (a) to the Series 1999A Noteholders for payment ratably on the first Auction Period Distribution Date in such month, and upon payment of all Carryover Interest due to such of the Series 1999A Noteholders, then

                  (b) to the Series 1999B-1 Noteholders for payment ratably on the next succeeding Auction Period Distribution Date;

         (ix) to the Note Payment Account, an amount up to the amount, if any, owed an Exchange Counterparty in respect of an early termination payment or damages for early termination as a result of anything other than a default by the Issuer under any Exchange Agreement for payment to such Exchange Counterparty;

         (x) at the option of the Issuer, to the Note Payment Account, an amount to redeem the Series 1999B-1 Notes in accordance with the provisions of Section 3.02 hereof; provided, however, that so long as any Series 1999A Notes are then Outstanding, no redemption of Series 1999B-1 Notes shall be made unless after such redemption the Parity Percentage is at least 101%, the Senior Parity Percentage is at least 109%, and the aggregate principal amount of Series 1999B-1 Notes Outstanding after such redemption is at least equal to 5.75% of the aggregate principal amount of Notes Outstanding hereunder; and,

         (xi) any remainder for transfer to the Depositor at the direction of the Issuer to be used for any lawful purpose, if after giving effect to such transfer the Parity

                  Percentage is at least 102% and the Senior Parity Percentage is at least 109%; if the Parity Percentage and the Senior Parity Percentage are not able to be met, then any remainder shall be retained in the Collection Account.

               If, at the time interest on any Series of Notes is to be transferred in accordance with the immediately preceding provisions, the interest rate or rates on such Series of Notes is unknown, the amount of interest to be transferred shall be calculated at the Net Loan Rate.

               Notwithstanding the foregoing, if on the first Business Day of any calendar month after giving effect to all distributions to be made during such calendar month, either:

         (a) the Outstanding principal amount of the Series 1999A Notes would exceed the sum of the (i) the Pool Balance plus (ii) accruals of Special Allowance Payments and Interest Subsidy Payments payable with respect to the Financed Student Loans as of the end of the preceding Collection Period, plus the balance of the Reserve Fund as of the computation date, or

         (b)   an Event of Default described in item 1 of the first paragraph of
               Section 8.1 of the Base Indenture has occurred (but prior to the acceleration of the Legal Final Maturity of the Notes),

then, until the applicable conditions described in clauses (a) and (b) no longer exist, the Series 1999B-1 Noteholders' Interest Distribution Amount and the Series 1999B-1 Noteholders' Principal Distribution Amount will not be paid to the Series 1999B-1 Noteholders pursuant to clauses (iii) and (iv) above and no Subordinate Issuer Exchange Payment shall be made. For so long as any Series 1999A Notes remain Outstanding, such deferral in the payment of the Series 1999B-1 Noteholders' Interest Distribution Amount, the Series 1999B-1 Noteholders' Principal Distribution Amount or Subordinate Issuer Exchange Payments (except with respect to the Legal Final Maturity of the Series 1999B-1 Notes) shall not constitute an Event of Default. In addition, as long as the applicable conditions described in clause (b) continue to exist, the Series 1999A Noteholders' Principal Distribution Amount shall be allocated and paid pro rata among each Series of Series 1999A Notes, without preference or priority of any kind.

               Notwithstanding the foregoing, principal payments will be made to the Noteholders only in amounts equal to $50,000 and integral multiples in excess thereof. If the amount in the Note Payment Account otherwise required to be applied as a payment of principal either (i) is less than $50,000 or (ii) exceeds an even multiple of $50,000, then, in the case of (i), such entire amount or, in the case of (ii), such excess amount, will not be paid as principal on the upcoming Auction Period Distribution Date, but will be retained in the Note Payment Account until the amount therein available for payment of principal equals $50,000.

               With respect to the Series of Notes entitled to receive payments of principal, the actual Notes of such Series that will receive payments of principal on each applicable Auction Period Distribution Date will be selected no later than fifteen (15) Business Days prior to the such Auction Period Distribution Date by the Indenture Trustee by lot in such manner as the

Indenture Trustee in its discretion may determine and which will provide for the selection for payment of principal in the minimum denominations of $50,000, and integral multiples in excess thereof.

               Notice of the specific Notes to receive payments of principal is to be given by the Indenture Trustee by first-class, postage prepaid, mailed not less than fifteen (15) days before the applicable Auction Period Distribution Date at the address of the applicable Noteholder appearing on the registration books. Any defect in or failure to give such mailed notice shall not affect the validity of proceedings for the payment of any other Notes not affected by such failure or defect. All notices of payment are to state: (i) the applicable Auction Period Distribution Date, (ii) the amount of principal to be paid, and
(iii) the Series of Notes to be paid.

               SECTION 4.03 DISPOSITION OF ACQUISITION FUND Any portion of the moneys in the Acquisition Fund which is not, or which the Issuer at any time determines cannot for any reason be, used to Finance Student Loans prior to January 25, 2000 shall, at the written direction of the Issuer shall be transferred by the Indenture Trustee to the Collection Account.

                                    ARTICLE V

                                  MISCELLANEOUS


                  SECTION 5.01 EXECUTION AND DELIVERY OF THIS TERMS SUPPLEMENT. This Terms Supplement is executed and delivered pursuant to Section 2.1 of the Base Indenture.

                  SECTION 5.02. EFFECT OF TERMS SUPPLEMENT ON INDENTURE. This Terms Supplement shall supplement the Base Indenture, which is in all respects ratified and confirmed, and the Base Indenture so supplemented by this Terms Supplement shall be read, taken and construed as one and the same instrument. Each addition to and amendment of the Base Indenture herein is solely for the purposes of the Notes. If any term of this Terms Supplement conflicts with any terms of the Base Indenture, this Terms Supplement shall control for purposes of the Notes.

                  SECTION 5.03 EXECUTION OF COUNTERPARTS. This Terms Supplement may be executed in several counterparts, each of which shall be regarded as an original and all of which shall constitute but one and the same document. It shall not be necessary in proving this Terms Supplement to produce or account for more than one of those counterparts.

                  SECTION 5.04. GOVERNING LAW. This Terms Supplement is entered into with the intent that the laws of the State of Ohio shall govern its construction, without giving effect to the conflict of law principles thereof.




                   [balance of page left blank intentionally]

                  IN WITNESS WHEREOF, STUDENT LOAN FUNDING 1999-A/B TRUST, by Firstar Bank, National Association, not in its individual capacity, but solely as co-owner trustee of the Issuer, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized; and FIRSTAR BANK, NATIONAL ASSOCIATION, as Initial Co-Owner Eligible Lender Trustee, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized; and FIRSTAR BANK, NATIONAL ASSOCIATION, to evidence its acceptance of the trusts hereby created, has caused this Terms Supplement to be signed in its name and on its behalf by one of its officers thereunto duly authorized, all as of the date first above written.

                                 STUDENT LOAN FUNDING 1999-A/B TRUST
                                 By Firstar Bank, National Association,
                                 not in its individual capacity,
                                 but solely as co-owner trustee of the
                                 Issuer on behalf of the Issuer


                                 By:  /s/ Brian J. Gardner
                                 Title: Vice President and Trust Officer


                                 FIRSTAR BANK, NATIONAL ASSOCIATION,
                                 as Initial Co-Owner Eligible Lender Trustee


                                 By:  /s/ Brian J. Gardner
                                 Title: Vice President and Trust Officer



                                 FIRSTAR BANK, NATIONAL ASSOCIATION,
                                  as Indenture Trustee


                                 By:  /s/ Brian J. Gardner
                                 Title: Vice President and Trust Officer

                                   SCHEDULE I

                              TERMS OF SENIOR NOTES
                              ---------------------


INITIAL INTEREST RATE (SERIES 1999A-1)                        5.40%

INITIAL INTEREST RATE (SERIES 1999A-2):                       5.40%

INITIAL INTEREST RATE (SERIES 1999A-3):                       5.50%

INITIAL INTEREST RATE (SERIES 1999A-4):                       5.57%

INITIAL INTEREST RATE (SERIES 1999A-5):                       6.225%

INITIAL INTEREST RATE (SERIES 1999A-6):                       6.225%

DATED DATE:                                                   October 28, 1999.

INITIAL INTEREST DETERMINATION DATE FOR SERIES 1999A-1
NOTES:                                                        November 9, 1999

INITIAL INTEREST DETERMINATION DATE FOR SERIES 1999A-2
NOTES:                                                        November 10, 1999

INITIAL INTEREST DETERMINATION DATE FOR SERIES 1999A-3
NOTES:                                                        November 22, 1999

INITIAL INTEREST DETERMINATION DATE FOR SERIES 1999A-4
NOTES:                                                        December 13, 1999

INITIAL INTEREST DETERMINATION DATE FOR SERIES 1999A-5
NOTES:                                                        January 18, 2000

INITIAL INTEREST DETERMINATION DATE FOR SERIES 1999A-6
NOTES:                                                        January 20, 2000


SERIES 1999A-1 - NUMBERED FROM:                               A-1

SERIES 1999A-2 - NUMBERED FROM:                               B-1

SERIES 1999A-3 - NUMBERED FROM:                               C-1

SERIES 1999A-4 - NUMBERED FROM:                               D-1

SERIES 1999A-5 - NUMBERED FROM:                               E-1

SERIES 1999A-6 - NUMBERED FROM:                               F-1


                           TERMS OF SUBORDINATE NOTES
                           --------------------------


INITIAL INTEREST RATE:                                         5.60%

DATED DATE:                                                    October 28, 1999

INITIAL INTEREST DETERMINATION DATE FOR THE SERIES 1999B-1
NOTES:                                                         November 22, 1999


SERIES 1999B-1 - NUMBERED FROM:                                G-1

                                    EXHIBIT A
                                    ---------

                             DISTRIBUTION STATEMENT

         NOTEHOLDERS' STATEMENT FOR STUDENT LOAN FUNDING 1999-A/B TRUST
             STUDENT LOAN AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                SERIES 1999A-1, A-2, A-3, A-4, A-5, A-6 AND B-1
                          FOR COLLECTION PERIOD ENDING

Auction Period Distribution Date:______________________

(A)      Amount of principal being paid or distributed:
         (i)      Series A-1 Notes:$___________
         (ii)     Series A-2 Notes:$___________
         (iii)    Series A-3 Notes:$___________
         (iv)     Series A-4 Notes:$___________
         (v)      Series A-5 Notes:$___________
         (vi)     Series A-6 Notes:$___________
         (vii)    Series B-1 Notes:$___________

(B)      (i)      Amount of Interest being paid or distributed:
                  (a)      Series A-1 Notes:$____________
                  (b)      Series A-2 Notes:$____________
                  (c)      Series A-3 Notes:$____________
                  (d)      Series A-4 Notes:$____________
                  (e)      Series A-5 Notes:$____________
                  (f)      Series A-6 Notes:$____________
                  (g)      Series B-1 Notes:$____________
         (ii)     Applicable Interest Rates (based on the
                  [Formula Rate/Net Loan Rate]):
                  (a)      Series A-1 Notes:____________%
                  (b)      Series A-2 Notes:____________%
                  (c)      Series A-3 Notes:____________%
                  (d)      Series A-4 Notes:____________%
                  (e)      Series A-5 Notes:____________%
                  (f)      Series A-6 Notes:____________%
                  (g)      Series B-1 Notes:____________%

(C)      Amount of Distribution allocable to any Carryover Interest:
         (i)      Series A-1 Notes:$____________
         (ii)     Series A-2 Notes:$____________
         (iii)    Series A-3 Notes:$____________
         (iv)     Series A-4 Notes:$____________
         (v)      Series A-5 Notes:$____________
         (vi)     Series A-6 Notes:$____________
         (vii)    Series B-1 Notes:$____________

(D)      Pool Balance at end of preceding Collection Period:$___________

(E)      After giving effect to distributions on this Distribution Date:
         (i)      outstanding principal amount of Series A-1 Notes:$____________
         (ii)     outstanding principal amount of Series A-2 Notes:$____________
         (iii)    outstanding principal amount of Series A-3 Notes:$____________
         (iv)     outstanding principal amount of Series A-4 Notes:$____________
         (v)      outstanding principal amount of Series A-5 Notes:$____________
         (vi)     outstanding principal amount of Series A-6 Notes:$____________
         (vii)    outstanding principal amount of Series B-1 Notes:$____________

(F) Amount of Program Operating Expenses to be allocated for the upcoming Distribution Date:$______________

(G)      (i)      Aggregate amount of Realized Losses (if any) for the
                  Collection Period immediately preceding the Distribution
                  Date:$_____________

         (ii) Amount received for recoveries of Realized Losses from a previous Collection Period$____________
                  (a) interest:$_____________
                  (b) principal:$____________

(H)      (i)      Amount of distribution attributable to amounts in the
                  following Funds:
                  (a)      Reserve Fund:$_________
                  (b)      Expense Account:$____________
                  (c)      Acquisition Fund:$____________
                  (d)      Collection Account:$__________
                  (e)      Note Payment Account:$________
         (ii)     Balance of Funds and Accounts on Distribution Date
                  (a)      Reserve Fund:$_________
                  (b)      Expense Account:$___________
                  (c)      Acquisition Fund:$___________
                  (d)      Collection Account:$__________
                  (e)      Note Payment Account:$___________
         (iii)    Parity Percentage:__________%
         (iv)     Senior Parity Percentage:___________%
         (v)      Amount of Parity Percentage Payments:$__________

(I) The aggregate amount paid for Financed Student Loans purchased from the Student Loan Portfolio Fund during the immediately preceding Collection Period:$____________

(J)      Amount of Financed Student Loans:
         (i)   that are 31 through 60 days delinquent:$_________
         (ii)  that are 61 through 90 days delinquent:$__________
         (iii) that are 91 through 120 days delinquent:$___________
         (iv)  that are more than 120 days delinquent:$____________
         (v) for which claims have been filed with the appropriate guarantor or the Secretary and which are awaiting payment:$___________

By: Firstar Bank as Indenture Trustee for Student Loan Funding 1999-A/B Trust, Student Loan Auction Rate Callable Asset-Backed Notes, Series 1999A and Series 1999B-1.

                                    EXHIBIT B
                                    ---------


                              FORM OF SENIOR NOTES
                              --------------------


THE INTEREST ON THIS SERIES 1999A-_ NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                           Registered
No. _-__                                                            $__,000,000

                       STUDENT LOAN FUNDING 1999-A/B TRUST
           STUDENT LOAN SENIOR AUCTION RATE CALLABLE ASSET-BACKED NOTE
                                 SERIES 1999A-_


Dated: October 28, 1999                                    CUSIP: ______________

Interest Rate: As Herein Provided         Legal Final Maturity: December 1, 2020

         Student Loan Funding 1999-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, a national banking association duly organized and existing under the laws of the United States, not in its individual capacity, but solely as co-owner trustee of the Issuer (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                    ________________________________ DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

         This Series 1999A-_ Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1999-A/B Trust Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-_" in the aggregate principal amount of $___________ (this series herein referred to as the "Series 1999A-_ Notes"), issued (a) pursuant to a resolution duly adopted by the board of directors of the Issuer authorizing the issuance of the Series 1999A-_ Notes and (b) under an Indenture of Trust, dated as of October 1, 1999 (the "Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Terms Supplement"), as such Base Indenture and Terms Supplement is supplemented or amended from time to time (the "Indenture"), each by and among the Issuer, Firstar Bank, National Association, as initial eligible lender trustee on behalf of the Issuer (the "Initial Co-Owner Eligible Lender Trustee" and together with any other eligible lender trustee, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). The Series 1999A-_ Notes are issued simultaneously and on a parity with the Issuer's (i) $__________ Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-_ (the "Series 1999A-_ Notes"),
(ii) $__________ Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-_ (the "Series 1999A-_ Notes"), (iii) $__________ Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-_ (the "Series 1999A-_ Notes"), (iv) $__________ Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-_ (the "Series 1999A-_ Notes"), (v) $__________ Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-_ (the "Series 1999A-_ Notes" and, together with the Series 1999A-_ Notes, the Series 1999A-_ Notes, the

Series 1999A-_ Notes, the Series 1999A-_ Notes and the Series 1999A-_ Notes, the "Series 1999A Notes"), and simultaneously with and on a basis senior to (but solely to the extent provided in the Indenture) the Issuer's $___________ Student Loan Subordinate Auction Rate Callable Asset-Backed Notes, Series 1999B-1 (the "Series 1999B-1 Notes" and collectively with the Series 1999A Notes, the "Notes").

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1999A-_ Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series 1999A-_ Notes; the student loan purchase program being financed by the issuance of the Series 1999A-_ Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest and any Carryover Interest on the Series 1999A-_ Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses and the fees and expenses of each Eligible Lender Trustee); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Directing Notes; the rights and remedies of the Holders of the Series 1999A-_ Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1999A-_ Note, this Series 1999A-_ Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof. References in this Series 1999A-_ Note to the name "Student Loan Funding 1999-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Words and terms used as defined words and terms in this Series 1999A-_ Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest and Carryover Interest, if any, on the Series 1999A-_ Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES 1999A-_ NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1999A-_ NOTE AND REDEMPTION OF THIS SERIES 1999A-_ NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE AUCTION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1999A-_ Note or in the Indenture shall be deemed to be a covenant or agreement of any director, officer, agent or employee of the Issuer in his or her individual capacity, and none of such directors, officers, agents or employees nor any person executing this Series 1999A-_ Note on behalf of the Issuer shall be liable personally on this Series 1999A-_ Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1999A-_ Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1999A-_ Note is held in a Book-Entry System, this Series 1999A-_ Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1999A-_ Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the

Indenture Trustee, subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1999A-_ Note or Series 1999A-_ Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1999A-_ Note. The person in whose name this Series 1999A-_ Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series 1999A-_ Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1999A-_ Note is held in a Book-Entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1999A-_ Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series 1999A-_ Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1999A-_ Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1999A-_ Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1999A-_ Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1999A-_ Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1999A-_ Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

                  IN WITNESS WHEREOF, the Issuer has caused this Series 1999A-_ Note to be executed in its name and on its behalf by the facsimile signatures of two Authorized Officers of the Issuer.

                       STUDENT LOAN FUNDING 1999-A/B TRUST
                     By Firstar Bank, National Association,
  not in its individual capacity, but solely as co-owner trustee of the Issuer



         BY: [FACSIMILE/MANUAL SIGNATURE]      BY: [FACSIMILE/MANUAL SIGNATURE]
             ----------------------------          ---------------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series 1999A-_ Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________


                                     FIRSTAR BANK, NATIONAL ASSOCIATION,
                                     as Indenture Trustee


                                     By ____________________________________
                                                       Authorized Signatory




                      [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Senior Auction Rate Callable Asset-Backed Note, Series 1999A-_, of Student Loan Funding 1999-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated_______________                            ______________________________
                                                Signature


                  NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT C
                                    ---------


                            FORM OF SUBORDINATE NOTE
                            ------------------------


THE INTEREST ON THIS SERIES 1999B-1 NOTE IS NOT EXCLUDABLE FROM GROSS INCOME FOR FEDERAL INCOME TAX PURPOSES.

Registered                                                            Registered
No. G-__                                                             $30,000,000


                       STUDENT LOAN FUNDING 1999-A/B TRUST
        STUDENT LOAN SUBORDINATE AUCTION RATE CALLABLE ASSET-BACKED NOTE
                                 SERIES 1999B-1


Dated: October 28, 1999                                    CUSIP: ______________

Interest Rate: As Herein Provided         Legal Final Maturity: December 1, 2027

         Student Loan Funding 1999-A/B Trust, a common law (as opposed to statutory) trust created under the laws of the State of Delaware (herein called the "Issuer"), by Firstar Bank, National Association, a national banking association duly organized and existing under the laws of the United States, not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer (the "Co-Owner Trustee"), hereby acknowledges itself indebted and, for value received, hereby promises to pay (but only out of the Trust Estate) to

                                   CEDE & CO.

or registered assigns, on the Legal Final Maturity stated above (subject to prior redemption referred to herein), the principal sum of

                             THIRTY MILLION DOLLARS

in lawful money of the United States of America; and to pay interest thereon at the Series Interest Rate applicable for each Interest Accrual Period on the dates as provided herein (but only out of said Trust Estate) in like lawful money.

                  This Series 1999B-1 Note is one of a duly authorized issue of notes of the Issuer designated as "Student Loan Funding 1999-A/B Trust Student Loan Subordinate Auction Rate Callable Asset-Backed Notes, Series 1999B-1" in the aggregate principal amount of $30,000,000 (this series herein referred to as the "Series 1999B-1 Notes"), issued (a) pursuant to a resolution duly adopted by the board of directors of the Issuer authorizing the issuance of the Series 1999B-1 Notes and (b) under an Indenture of Trust, dated as of October 1, 1999 (the "Base Indenture"), and a Terms Supplement, dated as of even date with the Base Indenture (the "Terms Supplement"), as such Base Indenture and Terms Supplement is supplemented or amended from time to time (the "Indenture"), each by and among the Issuer, Firstar Bank, National Association, as initial eligible lender trustee on behalf of the Issuer (the "Initial Co-Owner Eligible Lender Trustee" and together with any other eligible lender trustee, each an "Eligible Lender Trustee"), and Firstar Bank, National Association, as indenture trustee (the "Indenture Trustee"). The Series 1999B-1 Notes are issued simultaneously with and on a basis subordinate to (but solely to the extent provided in the Indenture) the Issuer's (i) $75,000,000 Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-1 (the "Series 1999A-1 Notes"), (ii) the Issuer's $75,000,000 Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-2 (the "Series 1999A-2 Notes"), (iii) the Issuer's $75,000,000 Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-3 (the "Series 1999A-3 Notes"), (iv) the Issuer's $100,000,000 Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-4 (the

"Series 1999A-4 Notes"), (v) the Issuer's $75,000,000 Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-5 (the "Series 1999A-5 Notes") and (vi) the Issuer's $95,000,000 Student Loan Senior Auction Rate Callable Asset-Backed Notes, Series 1999A-6 (the "Series 1999A-6 Notes" and together with the Series 1999A-1 Notes, the Series 1999A-2 Notes, the Series 1999A-3 Notes, the Series 1999A-4 Notes and the Series 1999A-5 Notes, the "Series 1999A Notes", and collectively with the Series 1999B-1 Notes, the "Notes").

         Reference is hereby made to the Indenture, a copy of which is on file with the Indenture Trustee, and to all of the provisions thereof, to all of which provisions the Holder of this Series 1999B-1 Note, by acceptance hereof, hereby assents and agrees, for definitions of terms; the descriptions of and the nature and extent of the security for the Series 1999B-1 Notes; the student loan purchase program being financed by the issuance of the Series 1999B-1 Notes; the revenues and other assets pledged (the "Trust Estate") to the payment of the principal of and interest on the Series 1999B-1 Notes (subject to the prior rights of the Indenture Trustee to any realization from the Indenture Trustee's lien on and security interest in the Trust Estate for payment of its fees and expenses, the fees and expenses of each Eligible Lender Trustee and for payment of the principal of and interest on the Series 1999A Notes); the nature and extent and manner of enforcement of the pledge; the conditions upon which the Indenture may be amended or supplemented with or without the consent of the Holders of the Series 1999B-1 Notes; the rights and remedies of the Holders of the Directing Notes, including the limitations therein contained upon the right of a Holder to institute any suit, action or proceeding in equity or at law with respect hereto and thereto; the rights, duties and obligations of the Issuer, each Eligible Lender Trustee and the Indenture Trustee thereunder; the terms and provisions upon which the liens, pledges, charges, trusts, security interests, assignments and covenants made therein may be discharged at or prior to the maturity of this Series 1999B-1 Note, this Series 1999B-1 Note thereafter no longer being secured by the Indenture or being deemed to be outstanding thereunder; and for the other terms and provisions thereof. References in this Series 1999B-1 Note to the name "Student Loan Funding 1999-A/B Trust" or to the term "Issuer" shall mean the Co-Owner Trustee, not in its individual capacity, but solely as Co-Owner Trustee of the Issuer.

         Words and terms used as defined words and terms in this Series 1999B-1 Note and not otherwise defined herein shall have the meanings given them in the Indenture.

         The principal of and interest and Carryover Interest, if any, on the Series 1999B-1 Notes are limited obligations of the Issuer payable only out of the Trust Estate, as and to the extent set forth in the Indenture, and are secured by a pledge of, lien on, security interest in and assignment of the Trust Estate, subject to the provisions of the Indenture permitting the application thereof for the purposes and on the terms and conditions set forth in the Indenture.

         THE INTEREST ACCRUAL PERIOD, THE APPLICABLE SERIES INTEREST RATE, THE NET LOAN RATE, THE METHOD OF DETERMINING THE SERIES INTEREST RATE ON EACH OF THE SERIES 1999B-1 NOTES, THE DISTRIBUTION OF PRINCIPAL OF AND INTEREST AND CARRYOVER INTEREST, IF ANY, ON THIS SERIES 1999B-1 NOTE AND THE REDEMPTION OF THIS SERIES 1999B-1 NOTE WILL BE DETERMINED IN ACCORDANCE WITH THE TERMS, CONDITIONS AND PROVISIONS OF THE INDENTURE AND THE AUCTION AGENT AGREEMENT, TO WHICH TERMS, CONDITIONS AND PROVISIONS SPECIFIC REFERENCE IS HEREBY MADE, AND ALL OF WHICH TERMS, CONDITIONS AND PROVISIONS ARE HEREBY SPECIFICALLY INCORPORATED HEREIN BY REFERENCE.

         No covenant or agreement contained in this Series 1999B-1 Note or in the Indenture shall be deemed to be a covenant or agreement of any director, officer, member, agent or employee of the Issuer in his or her individual capacity, and none of such directors, officers, agents or employees nor any person executing this Series 1999B-1 Note on behalf of the Issuer shall be liable personally on this Series 1999B-1 Note or be subject to any personal liability or accountability by reason of the issuance of this Series 1999B-1 Note.

         If an Event of Default occurs, the principal of and interest on all Notes issued under the Indenture may be declared due and payable upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture and the rights and obligations of the Issuer, each Eligible Lender Trustee, the Indenture Trustee and the registered owner hereof may be modified or amended in the manner and subject to the conditions set forth in the Indenture.

         Except when this Series 1999B-1 Note is held in a Book-Entry System, this Series 1999B-1 Note is transferable by the registered owner hereof or its attorney duly authorized in writing at the principal corporate trust office of the Indenture Trustee, upon surrender of this Series 1999B-1 Note, accompanied by a duly executed instrument of transfer in the form set forth herein, with signature guaranteed in a manner satisfactory to the Indenture Trustee subject to such reasonable regulations as the Issuer or the Indenture Trustee may prescribe, and upon payment of any tax, fee or other governmental charge incident to such transfer. Upon any such transfer there shall be issued in the name of the transferee a new fully registered Series 1999B-1 Note or Series 1999B-1 Notes of Authorized Denominations of the same aggregate principal amount and date as this Series 1999B-1 Note. The person in whose name this Series 1999B-1 Note is registered shall be deemed the owner hereof for all purposes, and the Issuer, the Indenture Trustee and any other designated Authenticating Agent shall not be affected by any notice to the contrary.

         The Series 1999B-1 Notes are issuable only as fully registered notes in Authorized Denominations. Except when this Series 1999B-1 Note is held in a Book-Entry System and subject to the limitations and upon payment of the charges, if any, provided in the Indenture, Series 1999B-1 Notes may be exchanged at said office of the Indenture Trustee for a like aggregate principal amount of Series 1999B-1 Notes of the same date and series of other Authorized Denominations.

         In any case where the date fixed for the payment of principal of or interest or Carryover Interest on this Series 1999B-1 Note shall not be a Business Day, then payment of such principal or interest or Carryover Interest need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date fixed for the payment thereof.

         It is hereby certified, recited and declared that all acts, conditions and things required to have happened, to exist and to have been performed precedent to and in the issuance of this Series 1999B-1 Note and the issue of which it is one, have happened, exist and have been performed in regular and due time, form and manner as required by law; and that this Series 1999B-1 Note and the issue of which it is one do not exceed any limitations of indebtedness prescribed by law or otherwise applicable to the Issuer.

         This Series 1999B-1 Note shall not be entitled to any benefit under the Indenture, or become valid or obligatory for any purpose, until the certificate of authentication and registration hereon endorsed shall have been signed by the Indenture Trustee or the Authenticating Agent.

         This Series 1999B-1 Note shall be governed by, and construed and interpreted in accordance with, the laws of the State of Ohio.

         IN WITNESS WHEREOF, the Issuer has caused this Series 1999B-1 Note to be executed in its name and on its behalf by the facsimile signatures of two Authorized Officers of the Issuer.


                       STUDENT LOAN FUNDING 1999-A/B Trust
                     By Firstar Bank, National Association,
         not in its individual capacity, but solely as co-owner trustee of the Issuer on behalf of the Issuer



         BY: [facsimile/manual signature]      BY: [facsimile/manual signature]
             ----------------------------          ----------------------------

            [FORM OF CERTIFICATE OF AUTHENTICATION AND REGISTRATION]

                  This is one of the Series 1999B-1 Notes described in the within mentioned Indenture, and has been registered this date:


Date of Registration and Authentication:  _______________________




                                       FIRSTAR BANK, NATIONAL ASSOCIATION,
                                       as Indenture Trustee


                                       By ____________________________________
                                                         Authorized Signatory


                      [Form of Assignment for Transfer]

                  FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ (Tax Identification or Social Security Number:
_______________) the within Student Loan Subordinate Auction Rate Callable Asset-Backed Note, Series 1999B-1, of Student Loan Funding 1999-A/B Trust, and hereby irrevocably constitutes and appoints _______________ attorney to transfer said Note on the registry books kept by the Indenture Trustee for that purpose with full power of substitution in the premises.


Dated_______________                           ______________________________
                                               Signature


                  NOTE: The signature to the assignment must correspond to the name as written on the face of this Note in every particular, without any alteration or change whatsoever.


Signature Guarantee:______________________________

                                    EXHIBIT D
                                    ---------

                                    [FORM OF]

                                INSTRUCTIONS FOR
                               PAYMENT OF INTEREST

                       Firstar Bank, National Association
                                425 Walnut Street
                             Cincinnati, Ohio 45202
                       Attention: Corporate Trust Services

                  The undersigned is the registered owner of Student Loan [Senior/Subordinate] Auction Rate Callable Asset-Backed Note(s), Series 1999[A/B-_], of Student Loan Funding 1999-A/B Trust, No(s). _____________ (the "Note(s)"), in an aggregate principal amount of $1,000,000 or more. Until further notice or until the undersigned ceases to be the registered owner of the Note(s), you are instructed to make payment of all interest due on the Note(s) on any date due by depositing or wiring immediately available funds on such date to the credit of the undersigned's Account No. ___________ with
__________________.

                                             Name ______________________________


Date:____________________                    ___________________________________
                                                     Authorized Signature

                                             Signature Guaranteed:


                                             ___________________________________

                                    EXHIBIT E
                                    ---------

                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [SENIOR/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_

                            NOTICE OF PAYMENT DEFAULT
                            -------------------------

                  NOTICE IS HEREBY GIVEN that a Payment Default has occurred and is continuing with respect to the Notes identified above. The next Auction for the Series 1999[A/B]-_ Notes will not be held. The Auction Rate for the Series 1999[A/B]-_ Notes for the next succeeding Interest Accrual Period shall be the Non-Payment Rate.


                                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee



Dated: ____________________                 By: ____________________________

                                    EXHIBIT F
                                    ---------


                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [SENIOR/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_


                        NOTICE OF CURE OF PAYMENT DEFAULT
                        ---------------------------------


                  NOTICE IS HEREBY GIVEN that a Payment Default with respect to the Notes identified above has been waived or cured. The next Auction Period Distribution Date for the Series 1999[A/B]-_ Notes is _____________________ and the next Interest Determination Date is ___________________.



                                            FIRSTAR BANK, NATIONAL ASSOCIATION,
                                            as Indenture Trustee



Dated:_____________________                 By: ___________________________

                                    EXHIBIT G
                                    ---------

                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [SENIOR/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_

                  NOTICE OF PROPOSED AUCTION PERIOD ADJUSTMENT
                  --------------------------------------------

                  Notice is hereby given that Student Loan Funding 1999-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely as the co-owner of the Student Loan Funding 1999-A/B Trust, proposes to change with respect to the captioned Notes the length of the Auction Period pursuant to the Indenture as follows:

                  1. The change shall take effect on __________________, the Auction Period Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

                  2. The Auction Period Adjustment in Paragraph 1 shall take place only if (A) the Indenture Trustee and the Auction Agent receive, by 11:00 A.M., eastern time, on the Business Day before the Auction Date for the Auction Period commencing on the Effective Date, a certificate from the Calculation Agent, as required by the Indenture authorizing the change in length of one or more Auction Periods and (B) Sufficient Clearing Bids exist on the Interest Determination Date for the Auction Period commencing on the Effective Date.

                  3. If the condition referred to in (A) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date will be determined pursuant to the Auction Procedures and the Auction Period shall be the Auction Period determined without reference to the proposed change. If the condition referred to in (A) is met but the condition referred to in (B) above is not met, the Auction Rate for the Auction Period commencing on the Effective Date shall be the lesser of the Maximum Auction Rate and the Net Loan Rate and the Auction Period shall be the Auction Period determined without reference to the proposed change.

                  4. It is hereby represented, upon advice of the Auction Agent for the Notes described herein, that there were Sufficient Clearing Bids for such Notes at the Auction immediately preceding the date of this Notice.

                  5. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the captioned Notes.

                                           STUDENT LOAN FUNDING 1999-A/B TRUST,
                                           By Firstar Bank, National
                                           Association, not in its
                                           individual capacity, but solely
                                           as the co-owner trustee of the
                                           Student Loan Funding 1999-A/B
                                           Trust

Date:______________________                 By:___________________________

                                    EXHIBIT H
                                    ---------

                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [SENIOR/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_

                  NOTICE ESTABLISHING AUCTION PERIOD ADJUSTMENT
                  ---------------------------------------------

                  Notice is hereby given that Student Loan Funding 1999-A/B Trust, by Firstar Bank, National Association, not in its individual capacity, but solely as the co-owner trustee of the Student Loan Funding 1999-A/B Trust, hereby establishes with respect to the captioned Notes new lengths for one or more Auction Periods pursuant to the Indenture:

                  1. The change shall take effect on _______________, the Auction Period Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Effective Date").

                  2. For the Auction Period commencing on the Effective Date, the Auction Period Distribution Date shall be __________________, or the next succeeding Business Day if such date is not a Business Day.

                  3. For Auction Periods occurring after the Auction Period commencing on the Effective Date the Auction Period Distribution Dates shall be [___________(date) and every ____________(number) _____________ (day of week)
thereafter] [every ____________ (number) _____________ (day of week) after the date set forth in paragraph 2 above], or the next Business Day if any such day is not a Business Day; provided, however, that the length of subsequent Auction Periods shall be subject to further change hereafter as provided in Section
2.03.1.7 of the Indenture.

                  4. For all purposes of the Indenture, from and after the Effective Date, "RATE ADJUSTMENT DATE" shall mean the Effective Date, and thereafter _________ of each __________, if each such __________ is a Business Day; provided, however, that if each such __________ is not a Business Day, then the first Business Day next succeeding such ____________.

                  5. The changes described in paragraphs 2 and 3 above shall take place only upon delivery of this Notice and the satisfaction of other conditions set forth in the Indenture and our prior notice dated
________________ regarding the proposed change.

                  6. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the captioned Notes.

                                           STUDENT LOAN FUNDING 1999-A/B BANK,
                                           By Firstar Bank, National
                                           Association, not in its
                                           individual capacity, but solely
                                           as the co-owner trustee of the
                                           Student Loan Funding 1999-A/B
                                           Trust

Date:______________________                  By:___________________________

                                    EXHIBIT I
                                    ---------


                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [SENIOR/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_


                 NOTICE OF CHANGE IN INTEREST DETERMINATION DATE
                 -----------------------------------------------

                  Notice is hereby given by _____________________, as Calculation Agent for the captioned Notes, that with respect to the captioned Notes, the Interest Determination Date is hereby changed as follows:

                  1. The definition of "Interest Determination Date" shall be deemed amended by substituting "________________ (number) Business Day" as set forth in the definition thereof in the Indenture and by substituting "___________________ (number) Business Days" for "two Business Days" in subsection (d) thereof.

                  2. This change shall take effect on ________________ which shall be the Auction Date for the Auction Period commencing on
___________________.

                  3. The Interest Determination Date for the captioned Notes shall be subject to further change hereafter as provided in the Indenture.

                  4. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the captioned Notes.

                                                 SALOMON SMITH BARNEY INC.,
                                                 as Calculation Agent


Dated:____________________                       By: ___________________________

                                    EXHIBIT J
                                    ---------


                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [senior/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_

                  NOTICE OF PROPOSED AUCTION PERIOD CONVERSION
                  --------------------------------------------

         Notice is hereby given that STUDENT LOAN FUNDING 1999-A/B TRUST, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the co-owner trustee of the Student Loan Funding 1999-A/B Trust, proposes to change for the captioned Notes the length of one or more Auction Periods pursuant to an Auction Period Conversion under the Indenture as follows:

                  1. The change shall take effect on __________________, the Auction Period Distribution Date for the current Auction Period and the date of commencement of the next Auction Period (the "Auction Period Conversion Date").

                  2. The Auction Period Conversion in Paragraph 1 shall take place only if the provisions set forth in Sections 2.03.1.9 and 2.03.1.10 of the Indenture are fully satisfied. In connection with such proposed Auction Period Conversion, the Auction Agent shall not conduct an Auction on the Interest Determination Date immediately preceding the Auction Period Conversion Date.

                  3. Regardless of whether the provisions in Sections 2.03.1.9 and 2.03.1.10 of the Indenture are met or are not met, the Auction Agent shall resume conducting an Auction on the Interest Determination Date that immediately succeeds such Auction Period Conversion Date.

                  4. Terms not defined in this Notice shall have the meanings set forth in the Indenture entered into in connection with the captioned Notes.

                                        STUDENT LOAN FUNDING 1999-A/B TRUST,
                                        By Firstar Bank, National
                                        Association, not in its
                                        individual capacity, but solely
                                        as the co-owner trustee of the
                                        Student Loan Funding 1999-A/B
                                        Trust

Date:______________________                 By:___________________________

                                    EXHIBIT K
                                    ---------

                       STUDENT LOAN FUNDING 1999-A/B TRUST
                        STUDENT LOAN [senior/SUBORDINATE]
                    AUCTION RATE CALLABLE ASSET-BACKED NOTES,
                               SERIES 1999[A/B]-_


                  NOTICE ESTABLISHING AUCTION PERIOD CONVERSION
                  ---------------------------------------------

                  Notice is hereby given that STUDENT LOAN FUNDING 1999-A/B TRUST, by Firstar Bank, National Association, not in its individual capacity, but solely in its capacity as the co-owner trustee of the Student Loan Funding 1999-A/B Trust, hereby establishes for the captioned Notes new lengths for one or more Auction Periods pursuant an Auction Period Conversion under the
Indenture:

                  1. The Auction Period Conversion is effective _______________, being the Auction Period Distribution Date for the Auction Period immediately preceding the date of commencement of the Auction Period with respect to which the Auction Period Conversion is initially effective (the "Effective Date").

                  2. Terms and provisions applicable to the new Auction Periods established pursuant to the Auction Period Conversion are set forth in the Supplemental Indenture attached hereto as Attachment 1 and effective on the Effective Date.

                  3. Attached hereto as Attachment 2 is the written evidence required by Section 2.03.1.9 of the Indenture to the effect that the Auction Period Conversion described herein will not adversely affect the ratings on the obligations described in such Section 2.03.1.9.

                  4. Terms not defined in this Notice shall have the meanings set forth in the Indenture relating to the captioned Notes.

                                         STUDENT LOAN FUNDING 1999-A/B TRUST,
                                         By Firstar Bank, National
                                         Association, not in its
                                         individual capacity, but solely
                                         as the co-owner trustee of the
                                         Student Loan Funding 1999-A/B
                                         Trust

Date:______________________                  By:___________________________





                                      K-1